                                                                   EXHIBIT 10.26

                                                        Portions of this Exhibit
                                                        have been omitted
                                                        pursuant to a request
                                                        for confidential
                                                        treatment. The omitted
                                                        portions are marked
                                                        ***** and have been
                                                        filed separately with
                                                        the Commission.


                      COLLABORATION AND LICENSE AGREEMENT

                         dated as of November 8, 1996

                                by and between

                            CELL THERAPEUTICS, INC.

                                      and

                              ORTHO BIOTECH INC.

                                      and

              THE R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE




(The information below marked by ***** has been omitted by a request for confidential treatment.
The omitted portion has been separately filed with the Commission.)

                               TABLE OF CONTENTS

                                                                            PAGE

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

SECTION 1.01.  Definitions................................................    2


                              ARTICLE II

                              MANAGEMENT
                              ----------

SECTION 2.01.  Steering Committee.........................................   13
SECTION 2.02.  Meetings of the Steering Committee.........................   13
SECTION 2.03.  Functions and Powers of the Steering Committee.............   14
SECTION 2.04.  Steering Committee Actions.................................   15
SECTION 2.05.  Obligations of Parties.....................................   15
SECTION 2.06.  Limitations of Powers of Committees........................   16
SECTION 2.07.  Formation of Joint Development Committee and Joint
               Commercialization Committee................................   16
SECTION 2.08.  Accounting.................................................   16


                                  ARTICLE III

                 INITIAL LICENSING FEE AND MILESTONE PAYMENTS
                 --------------------------------------------

SECTION 3.01.  Initial Licensing Fee......................................   16
SECTION 3.02.  Milestone Payments.........................................   17


                                  ARTICLE IV

                                  DEVELOPMENT
                                  -----------

SECTION 4.01.  Formation of JDC...........................................   19
SECTION 4.02.  Responsibilities of JDC....................................   20
SECTION 4.03.  Lead Development Party.....................................   21
SECTION 4.04.  Right to Engage Third Parties..............................   21
SECTION 4.05.  Development Plan and Development Budget....................   22
SECTION 4.06.  Development Efforts........................................   23
SECTION 4.07.  Drug Approval Applications.................................   24
SECTION 4.08.  Costs of Development.......................................   25

SECTION 4.09.  Election by a Party to Terminate Its Participation in
               Development for Safety or Tolerability Reasons.............   27
SECTION 4.10.  Development Coordination in Canada.........................   28


                                   ARTICLE V

                                    OPTIONS
                                    -------

                  I.     OPTION TO CONDUCT SPONSORED RESEARCH
                         ------------------------------------

SECTION 5.01.  Sponsored Research.........................................   28
SECTION 5.02.  Dedicated Researchers......................................   30
SECTION 5.03.  ORTHO Funding..............................................   30

                       II.     ORTHO FIRST OFFER RIGHTS
                               ------------------------

SECTION 5.04.  ORTHO Option to Expand the Field...........................   31
SECTION 5.05.  License Fee and Milestone Payments for Additional
               Indications................................................   32
SECTION 5.06.  Commercialization of Potential New Indications.............   33
SECTION 5.07.  Election by a Party to Discontinue Sharing Expenses for an
               Additional Indication......................................   34


                                  ARTICLE VI

                                   LICENSES
                                   --------
SECTION 6.01.  Patent License to ORTHO to Conduct Development.............   34
SECTION 6.02.  Patent License to CTI to Conduct Development...............   35
SECTION 6.03.  Patent License to ORTHO to Conduct Commercialization.......   35
SECTION 6.04.  Patent License to CTI to Conduct Commercialization.........   35
SECTION 6.05.  Exclusive Know-how License To ORTHO........................   36
SECTION 6.06.  Exclusive Know-how License to CTI..........................   36
SECTION 6.07.  Sublicensing...............................................   36
SECTION 6.08.  Third Party Technology.....................................   37
SECTION 6.09.  Development Milestones for the Royalty Bearing Territory...   37
SECTION 6.10.  Covenant Not to Sue by Affiliates..........................   38

                                  ARTICLE VII

                               COMMERCIALIZATION
                               -----------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

SECTION 7.01.  Responsibilities of JCC....................................   38
SECTION 7.02.  ORTHO as Lead Marketing Party..............................   39
SECTION 7.03.  Commercialization Efforts..................................   41
SECTION 7.04.  Commercialization Plan and Budget..........................   41
SECTION 7.05.  Launch Plan................................................   42
SECTION 7.06.  Commercialization in Royalty Bearing Territory.............   43
SECTION 7.07.  Control Over Advertising...................................   43
SECTION 7.08.  Allowable Expenses and Allowable Operating Expenses........   44
SECTION 7.09.  Sales Efforts in the Co-Promotion Territory................   44
SECTION 7.10.  Training Program...........................................   44
SECTION 7.11.  Pricing, Pricing Approvals and Product Distribution........   44
SECTION 7.12.  Product Recalls............................................   45
SECTION 7.13.  Tax Considerations.........................................   45
SECTION 7.14.  Discounted Sales...........................................   45
SECTION 7.15.  Co-Promotion Mechanism.....................................   45
(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the
Commission.)
SECTION 7.16.  *****......................................................   46


                                 ARTICLE VIII

                         PROFIT SHARING AND ROYALTIES
                         ----------------------------

SECTION 8.01.  Share of Operating Profits or Losses.......................   46
SECTION 8.02.  Co-Promotion Reports and Payments..........................   47
SECTION 8.03.  Term.......................................................   47
SECTION 8.04.  Royalty Bearing Products...................................   47
SECTION 8.05.  Sales by Sublicensees......................................   49
SECTION 8.06.  Royalty Reports and Payments...............................   49
SECTION 8.07.  Payments...................................................   49
SECTION 8.08.  Taxes......................................................   49
SECTION 8.09.  Foreign Exchange...........................................   49
SECTION 8.10.  Payments to or Reports by Affiliates.......................   49
SECTION 8.11.  No Overlapping Royalties...................................   50


                                  ARTICLE IX

                            MANUFACTURE AND SUPPLY
                            ----------------------

SECTION 9.01.  Manufacture and Supply.....................................   50

SECTION 9.02.  Process Development, Manufacturing Approvals...............   50
SECTION 9.03.  Quality Testing............................................   50
SECTION 9.04.  Shipment of Collaboration Compound.........................   51
SECTION 9.05.  Warranties.................................................   51
SECTION 9.06.  Manufacture and Supply After Initial Three Year Period.....   51
SECTION 9.07.  Manufacture and Supply of Collaboration Products...........   52
SECTION 9.08.  Specifications.............................................   52
SECTION 9.09.  Transfer Pricing...........................................   52
SECTION 9.10.  Inventory; Shortage of Supply; Coordination with Third
               Party Manufacturers........................................   53
SECTION 9.11.  Termination of Participation...............................   53


                                   ARTICLE X

                                CONFIDENTIALITY
                                ---------------

SECTION 10.01.  Confidentiality; Exceptions...............................   53
SECTION 10.02.  Authorized Disclosure.....................................   54
SECTION 10.03.  Survival..................................................   55
SECTION 10.04.  Termination of Prior Agreement............................   55
SECTION 10.05.  Publications..............................................   55
SECTION 10.06.  Publicity Review..........................................   55


                                  ARTICLE XI

             OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS
             ----------------------------------------------------

SECTION 11.01.  Ownership.................................................   56
SECTION 11.02.  Disclosure of Patentable Inventions.......................   56
SECTION 11.03.  Patent Filings............................................   56
SECTION 11.04.  Third Party Patent Rights.................................   57
SECTION 11.05.  Enforcement Rights........................................   57
SECTION 11.06.  Defense and Settlement of Third Party Claims..............   59
SECTION 11.07.  Patent and Trademark Expenses.............................   60
SECTION 11.08.  Assignment of Joint Patents...............................   60
SECTION 11.09.  Trademarks................................................   61

                                  ARTICLE XII

                  REPRESENTATIONS AND WARRANTIES; EXCLUSIVITY
                  -------------------------------------------

SECTION 12.01.  Representations and Warranties............................   61
SECTION 12.02.  Performance by Affiliates.................................   62
SECTION 12.03.  Exclusivity...............................................   62


                                 ARTICLE XIII

                            INFORMATION AND REPORTS
                            -----------------------

SECTION 13.01.  Information and Reports During Development and
                Commercialization.........................................   62
SECTION 13.02.  Complaints................................................   63
SECTION 13.03.  Adverse Drug Experiences..................................   63
SECTION 13.04.  Records of Revenues and Expenses..........................   64


                                  ARTICLE XIV

                             TERM AND TERMINATION
                             --------------------

SECTION 14.01.  Term......................................................   65
SECTION 14.02.  Termination for Material Breach...........................   65
SECTION 14.03.  Termination by ORTHO......................................   69
SECTION 14.04.  Effect of Termination by ORTHO Pursuant to
                Section 14.03.............................................   69
SECTION 14.05.  Surviving Rights..........................................   70
SECTION 14.06.  Accrued Rights, Surviving Obligations.....................   71
SECTION 14.07.  Change of Control.........................................   71


                                  ARTICLE XV

                                INDEMNIFICATION
                                ---------------

SECTION 15.01.  Indemnification for Royalty Bearing Products..............   72
SECTION 15.02.  Indemnification For Collaboration Products................   73
SECTION 15.03.  Indemnification For Independent Products..................   73

                                  ARTICLE XVI

                              DISPUTE RESOLUTION
                              ------------------

SECTION 16.01.  Disputes..................................................   74
SECTION 16.02   Alternative Dispute Resolution............................   75
SECTION 16.03.  Arbitration Procedures....................................   75
SECTION 16.04.  Survivability.............................................   76
SECTION 16.05.  Jurisdiction..............................................   76


                                 ARTICLE XVII

                                 MISCELLANEOUS
                                 -------------

SECTION 17.01.  Assignment................................................   76
SECTION 17.02.  Retained Rights...........................................   77
SECTION 17.03.  Research and Development Entities.........................   77
SECTION 17.04.  Consents Not Unreasonably Withheld or Delayed.............   77
SECTION 17.05.  Force Majeure.............................................   77
SECTION 17.06.  Further Actions...........................................   78
SECTION 17.07.  No Trademark Rights.......................................   78
SECTION 17.08.  Notices...................................................   78
SECTION 17.09.  Waiver....................................................   79
SECTION 17.10.  Severability..............................................   79
SECTION 17.11.  Ambiguities...............................................   79
SECTION 17.12.  Governing Law.............................................   79
SECTION 17.13.  Headings..................................................   80
SECTION 17.14.  Counterparts..............................................   80
SECTION 17.15.  Entire Agreement; Amendments..............................   80
SECTION 17.16.  Independent Contractors...................................   80

                                   EXHIBITS

EXHIBIT A      -     Determination of Certain Accounting Terms
EXHIBIT B      -     Financial Statement Format
EXHIBIT C      -     Lisofylline Product Genus
EXHIBIT D-1    -     CTI Patents
EXHIBIT D-2    -     ORTHO Patents
EXHIBIT E      -     Form of Royalty Report

                                                                       EXECUTION
                                                                          COPY
                                                                          ----

                      COLLABORATION AND LICENSE AGREEMENT
                      -----------------------------------


          COLLABORATION AND LICENSE AGREEMENT (the "Agreement"), dated as of November 8, 1996 (the "Effective Date"), by and between CELL THERAPEUTICS, INC., a Washington corporation having its principal place of business at 201 Elliott Avenue West, Suite 400, Seattle, Washington 98119 (hereinafter referred to as "CTI") and ORTHO BIOTECH INC., a New Jersey corporation having its principal place of business at 700 U.S. Route 202 South, Raritan, New Jersey 08869 and THE
R. W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE, a division of ORTHO PHARMACEUTICAL CORPORATION, a Delaware corporation having its principal office at U.S. Route 202, Raritan, New Jersey 08869 (hereinafter collectively referred to as "ORTHO"). CTI and ORTHO are sometimes referred to herein individually as a "Party" and collectively as the "Parties", and all references to "CTI" and "ORTHO" shall include their respective Affiliates, where appropriate under the terms of this Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, ORTHO is a part of a multinational health care company with research, development and marketing activities worldwide which desires to obtain additional potential drug products to sell for Oncology and possible other indications;

          WHEREAS, CTI is a late-stage development biotechnology company which has discovered and is developing a compound, Lisofylline, which, among other things, is a toxicity modifier for use in reducing the side effects associated with the use of different types of anti-cancer treatments such as radiation or chemotherapy. CTI has conducted, and is conducting, several clinical trials of Lisofylline, and is planning additional clinical trials and commercial activities;

          WHEREAS, the Parties intend to establish a collaboration for the development and commercialization of Lisofylline for Oncology indications, and possibly other indications, throughout the world. In connection therewith, CTI desires to grant to ORTHO, and ORTHO desires to obtain, rights to Co-Promote (as hereinafter defined) Lisofylline in the United States and to manufacture, develop and market Lisofylline for such Oncology and possible other indications in the rest of the world (other than Canada), all on the terms and conditions set forth in this Agreement;

          WHEREAS, the Parties intend to record, characterize and report their activities under this Agreement as separate activities of each of the Parties;

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.01.  Definitions.  The following terms, when capitalized,
                         -----------
shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined) as used in this
Agreement:

          "Additional Indication" means, any Potential New Indication with
           ---------------------
respect to which ORTHO has elected to exercise its option pursuant to Section 5.04(a), (b) or (c).

          "Advertising" means the advertising and promotion of Collaboration
           -----------
Products in the Co-Promotion Territory through any means, including, without limitation, (i) television and radio advertisements; (ii) advertisements appearing in journals, newspapers, magazines or other media; (iii) seminars and conventions; (iv) packaging design; (v) professional education programs; (vi) samples, visual aids and other selling materials; (vii) hospital formulary committee presentations; and (viii) presentations to state and other governmental formulary committees; provided, however, that Advertising shall exclude General Public Relations.

          "Affiliate" means any person, corporation, partnership, firm, joint
           ---------
venture or other entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, CTI or ORTHO, as the case may be. As used in this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of the outstanding voting securities or by contract or otherwise.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          "Allowable Expenses" means those expenses incurred after the
           ------------------
commercial launch of a Collaboration Product which are generally consistent with a Commercialization Plan and Commercialization Budget and are specifically attributable to Collaboration Products in the Co-Promotion Territory, and shall consist of ***** where permitted hereunder.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          "Allowable Operating Expenses" shall include *****, *****. Allowable
           ----------------------------
Operating Expenses shall exclude *****.

          "AML Indication" means the use of a Collaboration Product for the
           --------------
treatment of patients with Acute Myelogenous Leukemia undergoing high-dose chemotherapy.

          "AML Milestone Payments" shall have the meaning set forth in
           ----------------------
Section 3.02(b).

          "BMT Approval Date" means the date on which CTI shall have received
           -----------------
Regulatory Approval for the first BMT Indication for a Collaboration Product in the Co-Promotion Territory.

          "BMT Indication" means the use of a Collaboration Product as a
           --------------
toxicity modifier for use in reducing the side effects in cancer patients undergoing high-dose radiation and/or chemotherapy followed by bone marrow or stem cell support.

          "BMT Milestone Payments" shall have the meaning set forth in
           ----------------------
Section 3.02(a).

          "BioChem Pharma" shall mean, collectively BioChem Pharma Inc. and
           --------------
BioChem Therapeutic, Inc.

          "Change of Control" of a Party means the occurrence of any of the
           -----------------
following with respect to such Party at any time after the date hereof:

          (a) any Third Party (other than an Affiliate on the date hereof) shall have become the beneficial owner of securities representing 40% or more of the aggregate voting power of the then outstanding voting securities of such Party; or

          (b) any sale by such Party of: (i) ORTHO; or (ii) all or substantially all of such Party's pharmaceutical and/or healthcare assets; or (iii) all or substantially all of such Party's assets other than its pharmaceutical and/or healthcare assets.

          For the purposes of this definition, the term "Party" expressly includes JOHNSON & JOHNSON ("J&J"), a New Jersey corporation and parent of ORTHO, and any other direct or indirect parent corporation of ORTHO.

          "Collaboration Compound" means Lisofylline and any Eligible Compound.
           ----------------------

          "Collaboration Product" means a product in finished dosage form
           ---------------------
including or incorporating any form or dosage of a Collaboration Compound for use in the Field, other than an Independent Product.

          "Combination Product" means a Collaboration Product containing a
           -------------------
Collaboration Compound and one or more additional active ingredients.

          "Commercialization" and "Commercialize" shall refer to all activities
           -----------------       -------------
undertaken pursuant to an approved Commercialization Plan relating to the manufacture, marketing and sale of a Collaboration Product.

          "Commercialization Budget" shall have the meaning set forth in Section
           ------------------------
7.04.

          "Commercialization Plan" shall have the meaning set forth in Section
           ----------------------
7.04.

          "Confidential Information" shall have the meaning set forth in Section
           ------------------------
10.01.

          "Co-Promote" means a co-participation including manufacturing to
           ----------
jointly promote Collaboration Products through ORTHO, CTI and their respective sales forces under a single trademark in the Co-Promotion Territory.

          "Co-Promotion Territory" means the United States, its territories and
           ----------------------
possessions.

          "Control" or "Controlled" shall refer to possession of the ability to
           -------      ----------
grant a license or sublicense of patent rights, know-how or other intangible rights as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          "Cost of Capital Allowance" means the amount recoverable by ORTHO
           -------------------------
under this Agreement for the use of its Utilized Capital allocated to the business of this collaboration related to Collaboration Products in the Co-Promotion Territory after the first commercial launch of a Collaboration Product. ORTHO's cost of capital shall be determined *****.

          "Cost of Goods Sold" means the cost of Collaboration Product inventory
           ------------------
sold and other manufacturing costs incurred with respect to Collaboration Products in the Co-Promotion Territory during the period. Cost of Goods Sold shall be calculated in the manner set forth in Exhibit A.

          "CTI Know-how" means proprietary Information which is within the
           ------------
Control of CTI and relates to the research, development, manufacture, use, importation, sale or offer for sale of Collaboration Compounds or Collaboration Products. Notwithstanding anything herein to the contrary, CTI Know-how shall exclude CTI Patents.

          "CTI Patent" means a Patent which covers the research, development,
           ----------
manufacture, use, importation, sale or offer for sale of Collaboration Compounds within the Field or Collaboration Products, which Patent is owned or Controlled by CTI, including CTI's interest in any Joint Patents.

          "Development" and "Develop" shall refer to all activities relating to
           -----------       -------
obtaining Regulatory Approval of a Collaboration Product, and all activities relating to developing the ability to manufacture the same. This includes preclinical testing, toxicology, formulation, bulk production, fill/finish, manufacturing process development, manufacturing, quality assurance and quality control technical support, clinical studies, regulatory affairs and outside counsel regulatory legal services. Similar activities related to Potential New Indications prior to their designation as Additional Indications, and similar activities related to Eligible Compounds prior to their designation as Collaboration Compounds, shall be in the category of Pre-Selection Activities rather than Development. Development shall not include a Party's costs incurred in connection with the construction of a manufacturing facility.

          "Development Budget" shall have the meaning set forth in Section 4.05.
           ------------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          "Development Expenses" means the expenses incurred by a Party or for
           --------------------
its account which are generally consistent with a Development Plan and Development Budget and are specifically attributable to the Development of a Collaboration Product (including royalties paid to a Third Party not otherwise recovered as a Cost of Goods Sold). Development Expenses shall include, but are not limited to, *****.

          "Development Indications" means all therapeutic indications for which
           -----------------------
Collaboration Products are being Developed or Commercialized as of the Effective Date. Development Indications as of the Effective Date consist of the BMT Indication and the AML Indication.

          "Development Plan" shall have the meaning set forth in Section 4.05.
           ----------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          "Direct Administrative Expenses" means the administrative costs
           ------------------------------
incurred by a Party or for its account ***** that are actually directly engaged in the Development or Commercialization of Collaboration Products. Direct Administrative Expenses shall be calculated in the manner set forth in Exhibit
A. Administrative expenses incurred by a Party or for its account which are not specifically attributable to employees and information systems that are directly engaged in the Development or Commercialization of Collaboration Products shall not be recoverable as a Direct Administrative Expense or otherwise.

          "Distribution Expenses" means the costs incurred by a Party or for its
           ---------------------
account, specifically attributable to the distribution of a Collaboration Product in the Co-Promotion Territory, to be calculated in the manner set forth in Exhibit A.

          "Drug Approval Application" means an application for Regulatory
           -------------------------
Approval required to be approved before commercial sale or use of a Product as a drug in a regulatory jurisdiction.

          "Effective Date" shall have the meaning set forth in the Recitals to
           --------------
this Agreement.

          "Eligible Compound" means any chemical compound (other than
           -----------------
Lisofylline) created, developed, discovered or Controlled by CTI or an Affiliate of CTI having a structure falling within the genus for Lisofylline described in Exhibit C, including any of the same covered by a CTI Patent or by CTI Know-how.

          "Equalization Payment" means the amount payable by one Party to the
           --------------------
other to share the Operating Profit or Losses between the Parties as shown on Exhibit B. By way of example, in a total Operating Profits situation, if ORTHO has an Operating Profit of 40 and CTI has an Operating Loss of 10, then the Equalizing Payment made by ORTHO to CTI will be 25. In a total Operating Losses situation, if ORTHO has an Operating Loss of 40 and CTI has an Operating Loss of 10, the Equalization Payment made by CTI to ORTHO will be 15.

          "Ex-Manufacturer Selling Price" means the invoice price to wholesalers
           -----------------------------
(or their equivalent) less all cash discounts taken for prompt cash payment for a Collaboration Product.
-
          "Excepted Commercialization Matters" shall have the meaning set forth
           ----------------------------------
in Section 7.01(b).

          "Excepted Development Matters" shall have the meaning set forth in
           ----------------------------
Section 4.02(b).

          "FDA" means the United States Food and Drug Administration, or any
           ---
successor agency.

          "Field" means, at any date of determination, the development, use,
           -----
manufacture, distribution, marketing and sale of Collaboration Compounds and Collaboration Products for the prevention and treatment of all Development Indications and Additional Indications for human medical uses.

          "Financial Statements" means the form of Financial Statement shown and
           --------------------
described in Exhibit B.

          "General Public Relations" means any public relations activity
           ------------------------
(including a press release or image piece) which (i) promotes generally the business of a company or deals in a general manner with the activities of such company in a general pharmaceutical market (e.g., the Oncology health care market); and (ii) mentions in an incidental manner the fact that such company or its Affiliates markets or sells one or more Collaboration Products or provides other incidental information concerning one or more Collaboration Products.

          "GMPs" means manufacturing practices in conformity with the FDA's
           ----
regulations governing good manufacturing practices set forth in 21 C.F.R. Part 210 et seq.
    -- ---

          "Independent Product" means a product including or incorporating any
           -------------------
form or dosage of a Collaboration Compound for human medical uses which is developed and/or commercialized by a Party after the other Party has either (i) terminated its participation in Development pursuant to Section 4.09(c) hereof or (ii) elected to discontinue sharing Development Expenses or Pre-Marketing Expenses pursuant to Section 5.07 hereof.

          "Information" means (i) techniques and data within the Field relating
           -----------
to Collaboration Compounds, Collaboration Products and Eligible Compounds, including, but not limited to, inventions, practices, methods, knowledge, know-how, skill, experience, test data including pharmacological, toxicological, preclinical and clinical test data, analytical and quality control data, marketing, pricing, distribution, cost, sales and manufacturing data or descriptions and (ii) compounds, compositions of matter, assays and biological materials within the Field relating to Collaboration Compounds, Collaboration Products and Eligible Compounds.

          "Initial Development Plan and Budget" means the initial Development
           -----------------------------------
Plan and Budget concerning the Development of Lisofylline for Development Indications during the period commencing with the Effective Date and ending on
(i) in the case of the BMT Indication December 31, 1998 and (ii) in the case of the AML Indication, June 30, 1997, which Initial Development Plan and Development Budget has been agreed to by the Parties and is attached to a separate letter exchanged between the Parties concurrently herewith.

          "Initial R&D Plan" shall have the meaning set forth in Section
           ----------------
5.01(a).

          "Joint Commercialization Committee" or "JCC" means the committee
           ---------------------------------      ---
established pursuant to Section 2.07 below.

          "Joint Development Committee" or "JDC" means the committee established
           ---------------------------      ---
pursuant to Section 2.07 below.

          "Joint Patent" shall have the meaning set forth in Section 11.03(a).
           ------------

          "Launch Budget" shall have the meaning set forth in Section 7.05.
           -------------

          "Launch Plan" shall have the meaning set forth in Section 7.05.
           -----------

          "Lead Development Party" shall mean the Party responsible hereunder
           ----------------------
for the Development of a Collaboration Product, and the execution of the Development Plan related thereto, as further described in Section 4.03 hereof.

          "Lisofylline" means that certain compound designated (R)(-)-1-(5-
           -----------
hydroxyhexyl)-3,7-dimethylxanthine.

          "Losses" shall have the meaning set forth in Section 15.01(a).
           ------

          "Major Market Country" means each of France, Germany, Italy and the
           --------------------
United Kingdom.

          "Manufacturing Party" shall be any Party responsible for the (i)
           -------------------
manufacturing and supply of Collaboration Compounds and Collaboration Products for use during Development and (ii) commercial manufacture and supply of Collaboration Products.

          "Marketing Expenses" means the costs which are generally consistent
           ------------------
with a Commercialization Budget and Commercialization Plan and are incurred after the first commercial launch of a Collaboration Product and are specifically attributable to the sale, promotion, advertising, and marketing of such Collaboration Product in the Co-Promotion Territory. Marketing Expenses shall be calculated in the manner set forth in Exhibit A.

          "Material Breach" shall have the meaning set forth in Section
           ---------------
14.02(f).

          "Milestone Payment" shall mean, collectively, the BMT Milestone
           -----------------
Payments, the AML Milestone Payments, the Mucositis Milestone Payments and the SIRS Milestone Payments.

          "Mucositis Indication" means the use of a Collaboration Product as a
           --------------------
toxicity modifier for use in reducing acute toxicity to the cells lining the mouth, stomach and intestinal tract in cancer patients undergoing high-dose radiation and/or chemotherapy to treat solid or hematological tumors.

          "Mucositis Milestone Payments" shall have the meaning set forth in
           ----------------------------
Section 3.02(c).

          "Net Sales" means the amount invoiced by a Party or an Affiliate for
           ---------
sales of Collaboration Products to a Third Party in the Co-Promotion Territory less: (i) discounts, including cash discounts, rebates, chargebacks, and retroactive price reductions or allowances actually allowed or granted from the billed amount (as adjusted pursuant to Section 7.14) and fees paid to distributors (other than to a distributor that is an Affiliate of such Party),
(ii) credits or allowances actually granted upon claims, rejections or returns of such sales of Collaboration Products, including recalls, regardless of the Party requesting such recalls, (iii) taxes, duties or other governmental charges levied on or measured by the billing amount when included in billing, as adjusted for rebates, chargebacks, such reductions and refunds.

          "Net Sublicense Revenues" means all revenues or other consideration
           -----------------------
received from Third Parties as consideration for sublicensing of the manufacture, distribution, use or sale of Collaboration Products in the Co-Promotion Territory, less the expenses directly attributable to supplying goods and services to such sublicensees to enable their performance of the sublicenses.

          "Non-Manufacturing Party" shall be any Party that is not a
           -----------------------
Manufacturing Party.

          "Oncology" means therapeutic uses for anti-cancer treatments and
           --------
supportive care indications associated with the cancer or following chemotherapy and/or radiation.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          "Operating Profits or Losses" means the profits or losses resulting
           ---------------------------
from the Commercialization of Collaboration Products in the Co-Promotion Territory and shall be equal to *****. A separate determination of Net Sales and Operating Profits or Losses shall be made for each Collaboration Product as outlined in Exhibit B. In the event multiple Collaboration Products are being marketed under this Agreement, the individual statements of Operating Profits or Losses shall then be combined into a single statement of Operating Profits or Losses for purposes of overall accounting between the Parties.

          "ORTHO Know-how" means proprietary Information which is within the
           --------------
Control of ORTHO and relates to the research, development, manufacture, use, importation, sale or offer for sale of Collaboration Compounds or Collaboration Products. Notwithstanding anything herein to the contrary, ORTHO Know-how shall exclude ORTHO Patents.

          "ORTHO Patent" means a Patent which covers the research, development
           ------------
manufacture, use, importation, sale or offer for sale of Collaboration Compounds within the Field or Collaboration Products, which Patent is owned or Controlled by ORTHO, including ORTHO's interest in any Joint Patents.

          "Patent" means United States and foreign patents, applications and
           ------
provisional applications for United States and foreign patents, and all reexaminations, reissues, extensions, term restorations, divisionals, continuations and continuations-in-part thereof.

          "Patent and Trademark Expenses" means the fees, expenses and
           -----------------------------
disbursements of outside counsel, and payments to Third Party agents incurred in connection with the preparation, filing, prosecution and maintenance of CTI Patents, ORTHO Patents and trademarks covering Collaboration Compounds within the Field and Collaboration Products, including the costs of patent interference and opposition proceedings.

          "Phase II AML Trial" means CTI's Phase II/III clinical trial currently
           ------------------
designated under protocol 1016 and includes all modifications thereto (including a change in protocol number).

          "Phase III Clinical Trials" has the meaning ascribed thereto in 21
           -------------------------
C.F.R. (S) 312.21(c).

          "Phase IIIB Clinical Trials" means product support clinical trials of
           --------------------------
a Collaboration Product (i.e., a clinical trial which the JDC determines is not required for receipt of Regulatory Approval but which may be useful in providing additional drug profile data) commenced before receipt of Regulatory Approval in the country where such trial is being conducted. These trials shall be considered a part of Commercialization.

          "Phase IV Clinical Trials" means product support clinical trials of a
           ------------------------
Collaboration Product commenced after receipt of Regulatory Approval in the country where such trial is being conducted. These trials shall be considered a part of Commercialization.

          "Post-Launch Product R&D Expenses" means the costs of Phase IV
           --------------------------------
Clinical Trials and ongoing product support (including manufacturing and quality assurance technical support, and laboratory and clinical efforts directed toward the further understanding of product safety and efficacy) and medical affairs (including regulatory support necessary for product maintenance) which are specifically attributable to a Collaboration Product in the Co-Promotion Territory where such Collaboration Product has been launched, excluding costs that are included within Costs of Goods Sold or Development Expenses. Post-Launch Product R&D Expenses shall be calculated in the manner set forth in Exhibit A.

          "Potential New Indication" means any indication other than a
           ------------------------
Development Indication or an Additional Indication.

          "Pre-Marketing" and "Pre-Marketing Activities" means all
           -------------       ------------------------
Commercialization activities undertaken prior to and in preparation for the launch of a Collaboration Product in the Co-Promotion Territory, consistent with a Commercialization Plan and prior to the first commercial launch of such Collaboration Product in the Co-Promotion Territory.

Pre-Marketing Activities shall include advertising, education, sales force training, Phase IIIB Clinical Trials, trademark selection, filing, prosecution and enforcement and other activities included within the Commercialization Plan prior to the first commercial launch of such Collaboration Product in the Co-Promotion Territory.

          "Pre-Marketing Expenses" means the costs (and related regulatory
           ----------------------
fees), excluding Development Expenses, specifically attributable to the Pre-Marketing of a Collaboration Product.

          "Pre-Selection Activities" or "Pre-Selection" means the scientific,
           ------------------------      -------------
technical and clinical activities undertaken to discover and/or evaluate a Potential New Indication as a candidate for inclusion as an Additional Indication hereunder, including screening, chemistry, pharmacology, pharmacokinetics, toxicology, formulation, process development, manufacture (including manufacture of bulk drug substance and fill/finish) for clinical trials, and clinical pharmacology.

          "Pre-Selection Expenses" means the expenses incurred by a Party or for
           ----------------------
its account specifically attributable to Pre-Selection Activities.

          "Products" means Collaboration Products, Royalty Bearing Products and
           --------
Independent Products, collectively.

          "R&D Subcommittee" shall have the meaning set forth in Section
           ----------------
5.01(a).

          "Regulatory Agent" means that Party designated by an appropriate
           ----------------
authorization to the FDA or its regulatory equivalent to be the primary contact with and receiving party of all correspondence from the FDA in connection with any regulatory matter or filing.

          "Regulatory Approval"  means any approvals (including pricing and
           -------------------
reimbursement approvals), product and/or establishment licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacture, use, storage, importation, export, transport or sale of Collaboration Products in a regulatory jurisdiction.

          "Royalty Bearing Product" means a Collaboration Product marketed
           -----------------------
directly or indirectly by ORTHO in the Royalty Bearing Territory pursuant to
Section 7.06.

          "Royalty Bearing Sales" means the amount invoiced by a Party, an
           ---------------------
Affiliate or their permitted sublicensees for sales of a Royalty Bearing Product, an Independent Product or (pursuant to Section 14.02) a Collaboration Product to a Third Party, less (i) discounts, including cash discounts, rebates, chargebacks, and retroactive price reductions or allowances actually allowed or granted from the billed amount (as adjusted pursuant to Section 7.14), and fees paid to distributors (other than a distributor that is an Affiliate of such Party), (ii) credits or allowances actually granted upon claims, rejections or returns of such sales of such Products, including recalls, regardless of the Party requesting such recalls, (iii) freight, postage, shipping and insurance charges paid for delivery of such Products, to the extent billed, (iv) taxes, duties or other governmental charges levied on or measured by the billing amount when included in billing, as adjusted for rebates, chargebacks and refunds, and
(v) provisions for uncollectible accounts determined in accordance with such Party's normal accounting procedures consistently applied within and across its pharmaceutical operating units.

          "Royalty Bearing Territory" means the world, excluding the Co-
           -------------------------
Promotion Territory and Canada.

          "Royalty Percentage" shall have the meaning set forth in Section
           ------------------
8.04(b).

          "Safety" means adverse experiences which are significant, serious or
           ------
life threatening and have a toxicological effect on one or more body tissues.

          "Selling Expenses" shall have the meaning set forth in Exhibit A.
           ----------------

          "SIRS Indication" means the use of a Collaboration Product for the
           ---------------
inhibition and treatment of systemic inflammatory response syndrome.

          "SIRS Milestone Payment" shall have the meaning set forth in Section
           ----------------------
3.02(d).

          "Sponsored Research Program" shall have the meaning set forth in
           --------------------------
Section 5.01(a).

          "Steering Committee" means the committee described in Section 2.01.
           ------------------

          "Tangible Advertising" means (a) all Advertising described in clause
           --------------------
(i) or (ii) of the definition of the term "Advertising" and (b) all Advertising embodied in a writing or other tangible material.

          "Third Party" means any entity other than CTI or ORTHO and their
           -----------
respective Affiliates.

          "Tolerability" means adverse drug experiences which are unpleasant to
           ------------
such an extent that they can materially and adversely affect market potential or market penetration of a Collaboration Compound or Collaboration Product, but which do not necessarily require discontinuation of drug therapy.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          "Utilized Capital" means the amount of ORTHO's capital specifically
           ----------------
attributable to the support of a particular Collaboration Product in the Co-Promotion Territory, and shall consist solely of the amount of ORTHO's consolidated net working capital dedicated to the carrying cost of *****, and shall specifically exclude any of the same related to *****.


                                   ARTICLE II

                                   MANAGEMENT
                                   ----------

          SECTION 2.01.  Steering Committee.  CTI and ORTHO shall create, within
                         ------------------
sixty (60) days after the Effective Date (or such later time as may be mutually agreed to by the Parties), a Steering Committee. The Steering Committee shall have an equal number of representatives from each Party and the size of the Steering Committee shall not exceed a total of four (4) members. Members of the Steering Committee shall be composed of senior personnel of the Parties. One member of the Steering Committee selected by CTI and one member of the Steering Committee selected by ORTHO shall have appropriate experience in pharmaceutical product research and development. One member of the Steering Committee selected by CTI and one member of the Steering Committee selected by ORTHO shall have appropriate executive experience. Members of the Steering Committee shall serve on such terms and conditions as shall be determined by the Party selecting such person for membership on the Steering Committee. An alternate member designated by a Party may serve temporarily in the absence of a permanent member designated by such Party.

          SECTION 2.02.  Meetings of the Steering Committee.  The Steering
                         ----------------------------------
Committee:

          (a) shall hold meetings at such times and places as shall be determined by a majority of the entire membership of the Steering Committee, but in no event shall such meetings be held less frequently than once every six (6) months;

          (b) may conduct meetings in person or by telephone conference,

provided that, any decision made during a telephone conference meeting is
--------
evidenced in a conformed writing signed by one of the members of the Steering Committee from each of the Parties;

          (c) shall keep minutes reflecting actions taken at meetings;

          (d) may act without a meeting if prior to such action a written consent thereto is signed by all members of the Steering Committee; and

          (e) may amend or expand upon the foregoing procedures for its internal operation by unanimous written consent.

          SECTION 2.03.  Functions and Powers of the Steering Committee.  The
                         ----------------------------------------------
activities of the Parties under this Agreement shall be managed by the Steering Committee to the extent set forth herein. The Steering Committee shall perform the following functions:

          (a) coordinate the long-range strategy and planning for the Development and Commercialization of Collaboration Products in the Co-Promotion Territory for all Development Indications and any and all Additional Indications in the manner contemplated by this Agreement;

          (b) attempt to settle disputes or disagreements that are unresolved by the JDC relating to Excepted Development Matters which are referred to it by the JDC pursuant to Section 4.02(b) or other Development matters which are referred to it by either Party pursuant to Section 16.01;

          (c) attempt to settle disputes or disagreements that are unresolved by the JCC relating to Excepted Commercialization Matters which are referred to it by the JCC pursuant to Section 7.01(b), other matters which are referred to it by CTI pursuant to Section 7.01(b), or other Commercialization matters which are referred to it by either Party pursuant to Section 16.01;

          (d) subject to Section 4.05(d), review, modify and approve the Development Budgets submitted to it by the JDC pursuant to Article IV;

          (e) review planned pricing and manufacturing decisions by the JCC, as further provided herein;

          (f) review and approve a proposal by either Party (i) to stop a Phase I clinical trial or Phase II clinical trial of a Collaboration Product because of Safety or Tolerability, (ii) to stop a Phase III Clinical Trial of a Collaboration Product for any reason other than in accordance with its protocol, or (iii) to terminate its participation in Development of a Collaboration Product under Section 4.09;

          (g) if ORTHO exercises its option(s) pursuant to Section 5.04 to expand the Field to include Additional Indications, review and approve the Development Budgets submitted to it by the JDC pursuant to Section 4.05(b); and

          (h) perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.

          SECTION 2.04.  Steering Committee Actions.  Actions to be taken by the
                         --------------------------
Steering Committee pursuant to the terms of this Agreement shall be taken only following the unanimous vote of the members of the Steering Committee. The Steering Committee shall attempt to have all decisions approved by all members of the Steering Committee. If the members of the Steering Committee cannot reach a unanimous decision with respect to Development matters related to a Development Indication referred to it for approval within sixty (60) days following such referral, the final decision on such matters shall be made by CTI, except for Excepted Development Matters. If the Steering Committee cannot reach a unanimous decision with respect to Development matters related to an Additional Indication referred to it for approval within sixty (60) days following such referral, the final decision in such matters shall be made by ORTHO, except for Excepted Development Matters.
If the members of the Steering Committee cannot reach a unanimous decision with respect to any of the Excepted Development Matters which have been referred to it pursuant to Section 4.02(b) for resolution or approval by the JDC, the status quo shall be maintained with respect to Excepted Development Matters items (i) and (ii) in Section 4.02(b). As to Excepted Development Matter item (iii) in
Section 4.02(b), the clinical trial shall be terminated if the Steering Committee does not reach another decision after prompt consideration. If the members of the Steering Committee cannot reach a unanimous decision with respect to a Commercialization matter referred to it for approval within sixty (60) days following such referral, the final decision on such matter shall be made by ORTHO, except for Excepted Commercialization Matters as provided in Section 7.01(b). Except as provided for above in this Section 2.04, if the Steering Committee fails to reach agreement on a matter before it for decision, the matter shall be referred to executive officers of the Parties pursuant to
Section 16.01. The manner described in this Section 2.04 to resolve disputes regarding Excepted Development matters and Excepted Commercialization Matters shall be the sole mechanism for resolving such Matters under this Agreement. If either CTI or ORTHO wishes to seek a nonbinding opinion from a Third Party with respect to any issue before the Steering Committee for decision, it may do so at its own expense; provided, however, that if both Parties agree to seek such
                 --------  -------
opinion, such expense shall be shared equally by the Parties.

          SECTION 2.05.  Obligations of Parties.  CTI and ORTHO shall provide
                         ----------------------
the Steering Committee and its authorized representatives with reasonable access during regular business hours to all records and documents relating to this Agreement which it may reasonably require in order to perform its obligations hereunder; provided, however, that if such documents are under a bona fide
           --------  -------
obligation of confidentiality to a Third Party then a Party may withhold access thereto to the extent necessary to satisfy such obligation.

          SECTION 2.06.  Limitations of Powers of Committees.
                         -----------------------------------

          (a) The Steering Committee shall have only such powers as are specifically delegated to it hereunder. Except as set forth in Section 2.03, the Steering Committee shall not be involved with the day-to-day management of the collaboration under this Agreement.

          (b) Notwithstanding the creation of the Steering Committee, the JDC, the JCC, or any subcommittees thereof, each Party to this Agreement shall retain the rights, powers, and discretion granted to it hereunder, and such committees and subcommittees shall not be delegated or vested with any such rights, powers, or discretion unless such delegation or vesting is expressly provided for herein or the Parties expressly so agree in writing. Such committees or subcommittees shall not have the power to amend or modify this Agreement, which may be amended or modified only as provided in Section 17.15.

          SECTION 2.07.  Formation of Joint Development Committee and Joint
                         --------------------------------------------------
Commercialization Committee . The Parties shall establish the JDC and the JCC
----------------------------
within thirty (30) days after the Effective Date as more fully set forth in Articles IV and VII hereof.

          SECTION 2.08. Accounting.
                        ----------

          (a) For the purposes of determining all costs and expenses hereunder, any cost or expense allocated by either Party to a particular category for a particular Collaboration Product shall not also be allocated to another category for such Collaboration Product, and any cost or expense allocated to a particular Collaboration Product in a particular country shall not be allocated to another Collaboration Product of such Party or the same Collaboration Product in a different country.

          (b) Each Party agrees to determine Net Sales, Royalty Bearing Sales, Allowable Expenses, Development Expenses, Pre-Marketing Expenses, Pre-Selection Expenses and all other costs and expenses hereunder with respect to Collaboration Products, Royalty Bearing Products and Independent Products consistent with the definitions thereof contained herein and using its standard accounting procedures, consistent with United States generally accepted accounting principles, to the extent practical as if such Products were solely owned products of such Party, except as specifically provided in this Agreement. Each Party shall keep reasonably detailed records of the foregoing from which the material components of such items can be derived.


                                  ARTICLE III
                  INITIAL LICENSING FEE AND MILESTONE PAYMENTS
                  --------------------------------------------

          SECTION 3.01.  Initial Licensing Fee.  As partial payment for the
                         ---------------------
patent licenses granted by CTI pursuant to Section 6.01 hereof, ORTHO shall pay to CTI a license fee equal to five million dollars ($5,000,000) upon execution of this Agreement. This fee shall be nonrefundable and shall be noncreditable against any future obligations of ORTHO under this Agreement.

          SECTION 3.02.  Milestone Payments.
                         ------------------

          (a) BMT Milestone Payments.  ORTHO shall make the following payments
              ----------------------
("BMT Milestone Payments") to CTI within ten (10) business days after the first achievement of each of the following milestones (or, in the event that any such milestone is achieved by CTI, within ten (10) business days after CTI shall have given ORTHO notice that such milestone has been achieved):

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


                                       BMT MILESTONES                                    PAYMENT
          ------------------------------------------------------------------------   ---------------
(i)       The acceptance by the FDA for filing of the first Drug                          *****
          Approval Application for a Collaboration Product for a BMT
          Indication in the United States.
(ii)      Regulatory Approval for the first BMT Indication for a                          *****
          Collaboration Product in the United States.
(iii)     Regulatory Approval for the first BMT Indication for a                          *****
          Collaboration Product in a Major Market Country.
(iv)      Regulatory Approval for the first BMT Indication for a                          *****
          Collaboration Product in Japan.

          (b) AML Milestone Payments. In the event that ORTHO shall have exercised its option pursuant to Section 4.05(b) to continue Development of Collaboration Products for an AML Indication, ORTHO shall make the following milestone payments ("AML Milestone Payments") to CTI within ten (10) business days after the first achievement of each of the following milestones (or, in the event that any such milestone is achieved by CTI, within ten (10) business days after CTI shall have given ORTHO notice that such milestone has been achieved):

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

                                       AML MILESTONES                                    PAYMENT
          ------------------------------------------------------------------------   ---------------
(i)       The commencement of a Phase III Clinical Trial, or the                          *****
          conversion of a clinical trial into a Phase II/III clinical trial, for a Collaboration Product for an AML Indication, but not
          prior to the time that ORTHO has accepted the updated June
          30, 1997 Development Plan for the AML Indication.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

(ii)      If ORTHO has not accepted the Development Plan in                               *****
          subsection 3.02(i) above, then upon completion of a Phase III
          Clinical Trial, or a Phase II/III Clinical Trial not requiring further Phase III Clinical Trials, for a Collaboration Product
          for an AML Indication, but not prior to sixty (60) days after
          ORTHO has received all of the data from said trial and gives notice that ORTHO wishes to continue development of the
          Collaboration Product for an AML Indication.

(iii)     If payment of (i) or (ii) is made, then Regulatory Approval                     *****
          for the first AML Indication for a Collaboration Product in the United States.

(iv)      If payment of (i) or (ii) is made, then Regulatory Approval                     *****
          for the first AML Indication for a Collaboration Product in a
          Major Market Country.

(v)       If payment of (i) or (ii) is made, then Regulatory Approval                     *****
          for the first AML Indication for a Collaboration Product in
          Japan.

          (c) Mucositis Milestone Payments.  In the event that ORTHO shall have
              ----------------------------
exercised its option pursuant to Section 5.04 to include a Mucositis Indication as an Additional Indication, ORTHO shall make the following milestone payments ("Mucositis Milestone Payments") to CTI within ten (10) business days after the first achievement of each of the following milestones (or, in the event that any such milestone is achieved by CTI, within ten (10) business days after CTI shall have given ORTHO notice that such milestone has been achieved):

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

                                MUCOSITIS MILESTONES                                     PAYMENT
          --------------------------------------------------------------             ---------------
(i)       The acceptance by the FDA for filing of the first Drug                          *****
          Approval Application for a Collaboration Product for a
          Mucositis Indication in the United States.

(ii)      The filing with the relevant regulatory agency or authority                     *****
          of ORTHO's first Drug Approval Application for a
          Collaboration Product for a Mucositis Indication in the first
          Major Market Country which accepts such filing.

(iii)     The filing with the relevant regulatory agency or authority                     *****
          of ORTHO's first Drug Approval Application for a
          Collaboration Product for a Mucositis Indication in Japan.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

(iv)      Regulatory Approval for the first Mucositis Indication for a                    *****
          Collaboration Product in the United States.
(v)       Regulatory Approval for the first Mucositis Indication for a                    *****
          Collaboration Product in a Major Market Country.
(vi)      Regulatory Approval for the first Mucositis Indication for a                    *****
          Collaboration Product in Japan.

          (b) SIRS Milestone Payments. In the event that ORTHO shall have exercised its option pursuant to Section 5.04 to include a SIRS Indication as an Additional Indication, ORTHO shall make the following payments ("SIRS Mile stone Payments") to CTI within ten (10) business days after the first achievemen t of each of the following milestones (or, in the event that any such milestone is achieved by CTI, within ten (10) business days after CTI shall have given ORTHO notice that such milestone has been achieved):

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


                                    SIRS MILESTONES                                      PAYMENT
          -------------------------------------------------------------------        ---------------
(i)       The commencement of a Phase III Clinical Trial, or the                          *****
          conversion of a clinical trial into a Phase II/III clinical trial, for a Collaboration Product for a SIRS Indication.
(ii)      The acceptance by the FDA for filing of the first Drug                          *****
          Approval Application for a Collaboration Product for a SIRS
          Indication in the United States.
(iii)     Regulatory Approval for the first SIRS Indication for a                         *****
          Collaboration Product in the United States.
(iv)      Regulatory Approval for the first SIRS Indication for a                         *****
          Collaboration Product in a Major Market Country.
(v)       Regulatory Approval for the first SIRS Indication for a                         *****
          Collaboration Product in Japan.

                                   ARTICLE IV

                                  DEVELOPMENT
                                  -----------

          SECTION 4.01.  Formation of JDC.  Within thirty (30) days after the
                         ----------------
Effective Date (or such later time as may be mutually agreed to by the Parties), the Parties shall establish the JDC. The JDC shall consist of an equal number of representatives of CTI and ORTHO to be agreed upon by the Parties from time to time. Either Party may designate a substitute for a member unable to be present at a meeting. One of the ORTHO members of the JDC, chosen at the sole discretion of ORTHO, along with one of the CTI members of the JDC, chosen at the sole discretion of CTI, shall serve as co-chair of the JDC. Regardless of the number of representatives from each Party on the JDC, each Party shall have one vote on any issue in dispute. Meetings of the JDC shall be held at least quarterly and may be called by either Party with not less than ten (10) business days notice to the other unless such notice is waived, and meetings shall be held at the office of the Party not calling the meeting, unless otherwise agreed. The JDC may be convened, polled or consulted from time to time by means of telecommunication or correspondence. Each Party will disclose to the other proposed agenda items reasonably in advance of each meeting of the JDC. Each Party shall bear its own costs for participation in the JDC.


          SECTION 4.02.  Responsibilities of JDC.
                         -----------------------

          (a) The JDC shall oversee the Development of (i) Collaboration Products for Development Indications, and (ii) to the extent ORTHO exercises its option(s) under Section 5.04 to expand the Field to include Additional Indications, Collaboration Products for such Additional Indications, in order to obtain Regulatory Approvals in the Co-Promotion Territory as set forth in this
Article IV. The JDC will also oversee the preparation of Development Plans and Development Budgets and submit them to the Steering Committee for review and as required, approval and will facilitate the flow of Information with respect to Development being conducted for each Collaboration Product for each Development Indication and Additional Indication, if any. In addition, as part of an approved Commercialization Budget and/or an approved Launch Budget, the JDC will provide such support with respect to Phase IIIB Clinical Trials and Phase IV Clinical Trials as may be reasonably requested by the JCC.

          (b) Decisions shall be made by the JDC by consensus after an open discussion of the matters as to which decisions are being made. If the JDC fails to reach consensus as to any matter involving Development, excepting (i) increasing a Development Budget, other than pursuant to Section 4.05 (ii) altering a Development Plan in any material respect, including changing the indications for which a Collaboration Product is being developed, or (iii) terminating a Phase III Clinical Trial prior to completion in accordance with its protocol ("Excepted Development Matters"), the decision of CTI will be final and determinative with respect to all Development Indications and matters related thereto and so long as such decision does not contradict or modify the
terms of this Agreement.   If the JDC fails to reach consensus as to any matter
involving Additional Indications, the decision of ORTHO will be final and determinative so long as such decision does not contradict or modify the terms of this Agreement. Excepted Development Matters shall be referred to the Steering Committee for resolution pursuant to Section 2.04.

          (c) The JDC will have the power to form subcommittees with appropriate representation from CTI and ORTHO, including the R&D Subcommittee pursuant to
Section 5.01 in the event that ORTHO exercises its option to commence the Sponsored Research Program as provided therein.

          (d) During clinical trials for any Collaboration Products, the JDC and JCC shall work together to assure a smooth transition from Development of such Collaboration Product to Commercialization of such Collaboration Product, including without limitation, product indications, product positioning and Pre-Marketing activities. In addition, the JDC shall keep the JCC informed of proposed changes in the formulation of Collaboration Products and the progress of all clinical trials being conducted.

          SECTION 4.03.  Lead Development Party.
                         ----------------------

          CTI will be the lead Development Party with respect to obtaining Regulatory Approval for all Collaboration Products in the Co-Promotion Territory and, as a result, shall be obligated and responsible for carrying out Development pursuant to each Development Plan. CTI will assemble its development team and commence reporting to the JDC within thirty (30) days following the Effective Date. ORTHO agrees to carry out such Development tasks as are reasonably requested by CTI and accepted by ORTHO. ORTHO agrees to apply its expertise to assist CTI in all aspects of each Development Plan. ORTHO will be the lead Development Party with respect to obtaining Regulatory Approval for all Royalty Bearing Products in the Royalty Bearing Territory, and, acting in this capacity, shall have the right to act independently of the JDC; provided,
                                                                     --------
however, that ORTHO shall not take any action in connection with obtaining
-------
Regulatory Approval for a Royalty Bearing Product in the Royalty Bearing Territory that would materially and adversely affect CTI's ability to conduct Development pursuant to the Development Plan.

          SECTION 4.04.  Right to Engage Third Parties.  (a)  In the course of
                         -----------------------------
its business, CTI regularly uses Third Parties to perform certain Development activities. CTI may continue to do so during the course of this Agreement and expenses relating to such Third Party Development will be included in Development Expenses; provided, however, that CTI shall enter into such Third
                      --------  -------
Party contracts on an arm's-length basis at reasonable rates customary in the U.S. pharmaceutical industry.

          (b) CTI shall notify ORTHO in writing fifteen (15) days prior to entering into a material contract with a Third Party to perform any Development activities, unless such contract may be cancelled or terminated by CTI without penalty on less than sixty (60) days notice. During the fifteen (15) day period following such notice from CTI, ORTHO shall have the right to offer to perform itself such Development activities that CTI proposed to contract to a Third Party. If ORTHO decides to offer to perform such Development activities, it shall notify CTI in writing during such fifteen (15) day period and shall include with such notice the terms of its offer to perform such Development activities. CTI shall have no obligation to accept such offer, but shall consider such offer in good faith and negotiate towards entering into an agreement with ORTHO if ORTHO's offer and capabilities are economically equivalent to those of such Third Party. All other things being equal, CTI shall accept ORTHO's offer if it is less expensive than such Third Party's offer.

          SECTION 4.05.  Development Plan and Development Budget.
                         ---------------------------------------

          (a) The Development of each Collaboration Product in the Co-Promotion Territory for each Development Indication and Additional Indication, if any, shall be governed by a development plan ("Development Plan") and development budget ("Development Budget"), which shall provide for Development of Collaboration Products for Development Indications and Additional Indications, if any, in the Co-Promotion Territory and, together with updates, shall (except as provided in Section 5.04) be prepared by CTI after discussion and consultation with ORTHO and the JCC, for Development Budget approval by the Steering Committee.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (b) The Parties have agreed upon and approved the Initial Development Plan and Budget. After the completion of the Phase II AML Trial, CTI shall provide ORTHO with all of the raw data related to the Phase II AML Trial and a draft clinical trial report (which shall be compiled from a secured and audited database and shall include patient listing statistics, methods and procedures) prepared by CTI with respect to the Phase II AML Trial (such data and report being collectively referred to herein as the "AML Trial Information"). The AML Trial Information shall be accompanied by a draft revised Development Plan and Development Budget for the AML Indication. ORTHO shall have the right, exercisable upon delivery of written notice to CTI not later than sixty (60) days following the date that the AML Trial Information is presented to ORTHO, to continue Development of Collaboration Products for an AML Indication hereunder for the period after June 30, 1997. In the event that ORTHO makes such election, it shall pay to CTI an amount equal to sixty percent (60%) of all expenses that were incurred by CTI in connection with the Development of Collaboration Products for an AML Indication on or after the Effective Date to the date of determination, other than any such amounts that were included in the Initial Development Plan and Budget and previously paid on a 60% basis by ORTHO, plus interest on such amount at an annual rate equal to *****. If ORTHO elects to exercise its option pursuant to this Section 4.05(b) to continue Development of Collaboration Products for an AML Indication, then ORTHO shall make the AML Milestone Payments to CTI pursuant to Section 3.02(b) hereof as provided therein. If any of the milestones set forth in Section 3.02(b) shall have been achieved prior to the date that ORTHO shall have exercised its option pursuant to Section 4.05(b) to continue Development of Collaboration Products for an AML Indication hereunder, then ORTHO shall make the AML Milestone Payments which correspond to such achieved milestones concurrently with the exercise of such option.

          (c) With respect to Collaboration Products for Additional Indications, the initial Development Plan and initial Development Budget for each such Additional Indication shall be agreed between the Parties pursuant to Section 5.04, and each subsequent Development Plan and Development Budget for each such Additional Indication shall be proposed by the JDC and submitted to the Steering Committee for review and Development Budget approval.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (d) Each Development Plan shall describe the proposed overall program of Development for the subject Collaboration Product for the particular Development Indication or Additional Indication, as the case may be, in the Co-Promotion Territory, including preclinical studies, toxicology, formulation, process development, clinical studies and regulatory plans and other elements of obtaining Regulatory Approval in the Co-Promotion Territory, and shall include projected timelines for obtaining such Regulatory Approval. The Development Plan shall include a summary of estimated Development Expenses of the program expected during the Development process through obtaining Regulatory Approval in the Co-Promotion Territory for each proposed indication and route of delivery, and shall also include a detailed Development Budget for all Development activities proposed for the following ***** months.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (e) Each Development Plan and Development Budget shall be updated annually by CTI after discussion and consultation with ORTHO and the JCC, and submitted by ***** of each calendar year to the Steering Committee for review and Development Budget approval. Each updated Development Budget shall be based on the corresponding updated Development Plan and shall be prepared in accordance with generally accepted accounting principles. The rate of any cost increases shall be reasonable and customary as measured by an agreed-upon index such as the All Urban Consumer Price Index. The Steering Committee shall provide comments on each such updated Development Plan and Development Budget within thirty (30) days following its submission to them and within ninety (90) days following such original submission the Steering Committee shall either approve the Development Budget submitted by the JDC or approve a modified Development Budget prepared by the Steering Committee consistent with the objectives for the Collaboration Products and the aims of the collaboration. If the Steering Committee fails to approve any change in the Development Budget or a material change in the Development Plan of the type described in Section 4.02(b)(ii), the Development Budget and Development Plan shall remain at its previously approved level or previous unmodified form.

          SECTION 4.06.  Development Efforts.  CTI and ORTHO each agree to
                         -------------------
collaborate diligently in the development of Collaboration Products and to use commercially reasonable and diligent efforts to develop and bring Collaboration Products to market in the Co-Promotion Territory as soon as practicable. Each Party further agrees to execute and substantially perform the obligations assumed by it under the Development Plan within the Development Budget and to cooperate with the other Party in carrying out the Development Plan.

          SECTION 4.07.  Drug Approval Applications.
                         --------------------------

          (a)  Co-Promotion Territory.  Consistent with the Development Plan but
               ----------------------
subject to the remainder of this Section 4.07, CTI shall be responsible for preparing and filing Drug Approval Applications and seeking Regulatory Approvals for Collaboration Products in the Co-Promotion Territory, including preparing all reports necessary as part of a Drug Approval Application. All such Drug Approval Applications shall be filed in the name of CTI, and a copy of each such Drug Approval Application shall be simultaneously provided to ORTHO. CTI shall be responsible for prosecuting such Drug Approval Applications and ORTHO shall have the right of cross-reference. In connection with all Drug Approval Applications being prosecuted by CTI under this Section 4.07(a), CTI agrees to provide ORTHO with a copy (which may be wholly or partly in electronic form) of all filings to regulatory agencies that it makes hereunder. The Parties shall consult and cooperate in the preparation of each Drug Approval Application and in obtaining Regulatory Approvals within the Co-Promotion Territory. CTI shall provide ORTHO with reasonable advance notice of any scheduled meeting with any regulatory agency relating to any Drug Approval Application, and ORTHO shall have the right to participate in any such meeting. CTI shall promptly furnish ORTHO with copies of all material correspondence CTI has had with any regulatory agency, and contact reports concerning material conversations or material meetings with any regulatory agency, in each case relating to any such Drug Approval Application. Upon receipt of Regulatory Approval of the Drug Approval Application for the first Collaboration Product hereunder, CTI shall submit an appropriate document to the regulatory agency designating ORTHO as the Regulatory Agent and thereafter ORTHO shall assume primary responsibility for dealings with the regulatory agency with respect thereto, including filing all supplements and other documents with such agency with respect to such existing Drug Approval Application. In the event that any regulatory agency threatens or initiates any action to remove a Collaboration Product from the market in the Co-Promotion Territory, ORTHO shall notify CTI of such communication within one business day of receipt by ORTHO. In connection with all Drug Approval Applications with respect to which ORTHO is Regulatory Agent, ORTHO agrees to provide CTI with a copy (which may be wholly or partly in electronic form) of all filings to regulatory agencies that it makes hereunder. The Parties shall consult and cooperate in the preparation of each such Drug Approval Application and in obtaining Regulatory Approvals within the Co-Promotion Territory. ORTHO shall provide CTI with reasonable advance notice of any scheduled meeting with any regulatory agency relating to any such Drug Approval Application and CTI shall have the right to participate in any such meeting. ORTHO shall promptly furnish CTI with copies of all material correspondence or material meetings with any regulatory agency in each case relating to any such Drug Approval Application.

          As between Parties, CTI shall be the legal and beneficial owner of all Drug Approval Applications and related approvals in the Co-Promotion Territory. Upon receipt of regulatory approval of each subsequent separate Drug Approval Application with respect to a

Collaboration Product the process described above shall be repeated and CTI shall appoint ORTHO as Regulatory Agent upon approval thereof. CTI shall have the right of cross-reference with respect to all Drug Approval Applications for which ORTHO is Regulatory Agent. In furtherance of the desire of the Parties that each have access to all relevant information and the fact that, as Regulatory Agent and as a function of ORTHO having responsibility hereunder for the maintenance and monitoring of all safety and similar data with respect to Collaboration Products, CTI shall have the right to have one or more of its employees be resident at ORTHO's place of business where access to such data is generally made available to the relevant ORTHO employees performing such safety and monitoring functions. All costs of such employees shall be CTI's, provided
                                                                       --------
ORTHO shall train such employees in whatever procedures are required to enable such employees to have such informational access with respect to Collaboration Products, and provided further that such employees shall be subject to all ORTHO
              -------- -------
security, safety and other relevant policies applicable to ORTHO employees.

          (b) Royalty Bearing Territory.  ORTHO shall be responsible for
              -------------------------
preparing and filing Drug Approval Applications and seeking Regulatory Approvals for Collaboration Products in the Royalty Bearing Territory, including preparing all reports necessary as part of a Drug Approval Application. ORTHO shall be responsible for prosecuting all such Drug Approval Applications, and CTI shall have the right of cross reference. In connection with all Drug Approval Applications being prosecuted by ORTHO hereunder, ORTHO agrees to provide CTI with a copy (which may be wholly or partly in electronic form) of all filings to regulatory agencies in each Major Market Country that it makes hereunder.
Within thirty (30) days following the end of each calendar quarter ORTHO shall report to CTI regarding the status of each pending and proposed Drug Approval Application in the Royalty Bearing Territory. In the event that any regulatory agency threatens or initiates any action to remove such Collaboration Product from the market in any country in the Royalty Bearing Territory, ORTHO shall notify CTI of such communication within one business day of receipt by ORTHO.

          SECTION 4.08.  Costs of Development.
                         --------------------

          (a) General.  All Development Expenses incurred pursuant to an
              -------
approved Development Plan for a Collaboration Product shall be shared by the Parties in the Co-Promotion Territory in the manner as set forth in this Article IV.

          (b) Sharing.  Except as is provided in subsection (f) below, ORTHO
              -------
shall fund sixty percent (60%) of all Development Expenses for Collaboration Products in the Co-Promotion Territory. CTI shall be solely responsible for the remaining forty percent (40%) of such Development Expenses. ORTHO's maximum responsibility for Development Expenses shall not be greater than five million dollars ($5,000,000) for the period commencing with the Effective Date and ending on December 31, 1996, and twelve million dollars ($12,000,000) for each of calendar years 1997 and 1998, in each case plus sixty percent (60%) of any additional Development Expenses that may be incurred by CTI pursuant to a Development Budget agreed upon by the Parties pursuant to Section 4.05(b) in connection with any Collaboration Product for any Additional Indication as to which ORTHO shall have exercised its option pursuant to Section 5.04.

          (c) Royalty Bearing Territory.  ORTHO shall bear all Development
              -------------------------
Expenses for Collaboration Products that are specifically related to the Development, manufacture, use and/or sale of a Collaboration Product in the Royalty Bearing Territory. As provided in Section 13.01, Information developed by CTI relating to the Development of Collaboration Products in the Co-Promotion Territory can be used by ORTHO for the Development of such Collaboration Products in the Royalty Bearing Territory without further charge (other than reasonable duplicating, postage and related out-of-pocket costs).

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (d) Advance Payments.  Within ten days after the Effective Date, ORTHO
              ----------------
shall make an advance payment to CTI equal to ***** of the budgeted Development Expenses from the Effective Date through December 31, 1996. Thereafter, ORTHO shall advance to CTI, on ***** of each calendar year, ***** of the budgeted Development Expenses for the first calendar quarter of such calendar year, based on the most recently approved Development Budget.

          (e) Regular Payments.  Each Party shall calculate and maintain records
              ----------------
of Development Expenses incurred by it in accordance with procedures to be agreed upon between the Parties, which shall include an appropriate procedure for netting payments owed to each under this Section 4.08(e). Each Party shall report quarterly to the other Party on its Development Expenses, with such reports to be submitted within thirty (30) days after the end of each calendar quarter. Each Party shall repay to the other Party its share (less any amounts which have been paid in advance pursuant to Section 4.08(d)) within forty-five
(45) days of its receipt of each such report.

          (f) Overruns.  Notwithstanding the provisions of Section 4.08(b), CTI
              --------
shall be solely responsible for any Development Expenses for a Collaboration Product for a Development Indication exceeding during a calendar year the most recently approved Development Budget for such year and such overage shall be charged to its account, unless the overage is the result of actions of ORTHO (in which case ORTHO shall bear the expense), or is approved unanimously by the Steering Committee (in which cases ORTHO shall be responsible for sixty percent (60%) of such Development Expenses and CTI shall be responsible for forty percent (40%) of such Development Expenses).

          (g) Increase with Respect to Additional Indications.  Notwithstanding
              -----------------------------------------------
anything contained in this Agreement to the contrary, in the event that the JDC shall have failed to reach a consensus as to the Development Budget for an Additional Indication, and ORTHO shall have exercised its rights under this Agreement to increase the Development Budget for such Additional Indication, ORTHO shall be solely responsible for any

Development Expenses for such Collaboration Product for such Additional Indication exceeding during a calendar year the most recent Development Budget for such Collaboration Product for such Additional Indication that was agreed to by a unanimous vote of the JDC.

          SECTION 4.09.  Election by a Party to Terminate Its Participation in
                         -----------------------------------------------------
Development for Safety or Tolerability Reasons.
----------------------------------------------

          (a) Termination of Participation in Development.  In the event that
              -------------------------------------------
(i) issues regarding the Safety of Lisofylline arise during the Development of a Collaboration Product which are materially and adversely different from the Safety profile of Lisofylline existing as of the Effective Date or (ii) clinical data obtained after the Effective Date reveal a materially and adversely different Tolerability profile for Lisofylline from such profile as it existed as of the Effective Date, each Party shall have the right to terminate its participation in the worldwide Development of a Collaboration Products as provided below in Section 4.09(c).

          (b) Steering Committee Review of Termination of Participation in
              ------------------------------------------------------------
Development.  The Party desiring to terminate its participation in Development
-----------
pursuant to Section 4.09(a) shall notify the Steering Committee of its desire to so terminate and the Steering Committee shall consider such Party's notice within ten (10) days after receipt thereof and make a decision within such ten
(10) day period. If the Steering Committee decides unanimously not to so terminate, then the terminating Party may not terminate. If there is no such unanimous agreement at the Steering Committee, the terminating Party may thereupon terminate as aforesaid.

          (c) Effect of Termination of Participation in Development.  In the
              -----------------------------------------------------
event one Party's participation in Development of a Collaboration Product is terminated pursuant to this Section 4.09, then (i) such termination shall be effective thirty (30) days following review and decision by the Steering Committee pursuant to Section 4.09(b), (ii) the terminating Party shall not be responsible for any Development Expenses related to such Collaboration Product after termination is effective, (iii) subject to Section 12.03, the nonterminating Party may thereafter proceed with development and commercialization of the Product in question as an Independent Product, either alone or in conjunction with Third Parties, and (iv) the terminating Party shall grant exclusive worldwide licenses (even as to the granting Party) under CTI Patents or ORTHO Patents, as applicable, Joint Patents and know-how Controlled by such Party to the non-terminating Party for the continued development and commercialization of the Product in question, shall transfer any related Drug Approval Applications or Regulatory Approvals (including transfer of all relevant data and information relevant to regulatory authorities), and otherwise cooperate to enable the non-terminating Party under this Section 4.09 to continue said development and commercialization. In the event a termination of participation in Development of a Collaboration Product occurs under this
Section 4.09, such Independent Product shall thereafter bear a royalty equal to that payable for Independent Products under

Section 5.07(b). Such royalty shall be payable until the aggregate amount of royalties paid in respect of such Independent Product shall equal the aggregate amount of Development Expenses attributable to such Independent Product paid by the Party receiving such royalty.

          (d) Termination Rights Not Exclusive.  The rights set forth in this
              --------------------------------
Section 4.09 to terminate participation in Development for Safety or Tolerability reasons shall be separate from, and in addition to, the rights of ORTHO to terminate this Agreement pursuant to Section 14.03.

          SECTION 4.10.  Development Coordination in Canada.  Notwithstanding
                         ----------------------------------
anything contained in this Agreement to the contrary, but subject to any information covered by a confidentiality agreement with a Third Party, CTI may provide any Information that is relevant to the Development of Collaboration Products to BioChem Pharma that CTI is required to provide pursuant to its existing Collaboration Agreement, dated as of March 7, 1995, as amended on November 30, 1995 and December 6, 1995 between CTI and BioChem Pharma; provided,
                                                                       --------
however, that CTI shall not provide any Confidential Information that CTI shall
-------
have received from ORTHO to BioChem Pharma unless and until BioChem Pharma shall have entered into a confidentiality agreement containing provisions as protective as those of Article X hereof.


                                   ARTICLE V

                                    OPTIONS
                                    -------

                  I.     OPTION TO CONDUCT SPONSORED RESEARCH
                         ------------------------------------

          SECTION 5.01.  Sponsored Research.
                         ------------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (a) ORTHO may at any time elect to sponsor research and development activities to be performed by CTI with respect to identifying, discovering, creating, optimizing and/or synthesizing Eligible Compounds (the "Sponsored Research Program"). Within ***** after ORTHO's election to implement the Sponsored Research Program, the Parties, working together in good faith, shall attempt to agree upon and approve a plan regarding the general scope of the research to be carried out under the Sponsored Research Program, together with reasonable detail regarding resource allocation, research direction and focus and related matters, for the first one (1) year of the Sponsored Research Program (such plan, if so agreed, being the "Initial R&D Plan"). If the Parties are unable to agree on such plan, then no Sponsored Research Program shall commence, and neither Party shall have any obligations under Section 5.01, 5.02 or 5.03 hereof. The Sponsored Research Program will be managed by CTI under the oversight of a subcommittee of the JDC (the "R&D Subcommittee") comprised of equal numbers of qualified CTI and

ORTHO appointees (but no more than two (2) each) and chaired by an ORTHO appointee. CTI agrees to undertake the research and development activities described in the Initial R&D Plan (and any subsequent research plans adopted pursuant to subsection (c) below) unless otherwise agreed by the R&D Subcommittee and any such other activities under the Sponsored Research Program as are reasonably requested by the R&D Subcommittee. No material change shall be made to the Initial R&D Plan or any subsequent research plan adopted pursuant to subsection 5.01(c) below without the unanimous consent of the R&D Subcommittee. The research and development activities to be performed by CTI hereunder shall be conducted at and/or coordinated from the facilities of CTI under the supervision and direction of the director of the Sponsored Research Program. CTI shall be responsible for the administrative management and fiscal control of the research activities performed by CTI in support of the Sponsored Research Program, subject to compliance with the Initial R&D Plan and any subsequent research plans adopted pursuant to subsection (c) below and to the provisions of this Section 5.01 generally.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (b) The R&D Subcommittee will meet as often as the Parties consider necessary but in no event less than quarterly for the purpose of monitoring progress and suggesting changes to the Initial R&D Plan and any subsequently adopted research plans, as appropriate. CTI shall provide the R&D Subcommittee, and, if requested, ORTHO, within ***** completion of each calendar quarter of the Sponsored Research Program and at other times if reasonably requested, with written progress reports summarizing the current status and progress of CTI's activities under the Sponsored Research Program and any issues relating thereto, and shall otherwise be reasonably available to meet to discuss the status and progress of the Sponsored Research Program. ORTHO shall have the right to arrange to visit CTI at its offices and laboratories and to discuss the Sponsored Research Program and its results in detail with the technical employees and consultants of CTI, provided that such visits shall be during
                                  --------
normal business hours and shall not unreasonably interrupt the operations of CTI. CTI shall retain separate dedicated laboratory notebooks of all research and development performed by CTI pursuant to the Sponsored Research Program. ORTHO shall have the right to audit such laboratory notebooks not more frequently than twice per one year term of the Sponsored Research Program and once in the one year period following the termination of the Sponsored Research Program on reasonable advance notice to CTI. Such laboratory notebooks shall be retained for a period of ***** following the termination of the Sponsored Research Program, and if any Patent applications relating to the Program have been filed, then such laboratory notebooks shall be retained until the expiration of such Patents.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (c) The initial term of the Sponsored Research Program shall commence on the date specified in the Initial R&D Plan and shall terminate on the first anniversary thereof. ORTHO shall be entitled to elect to renew the Sponsored Research Program for additional one year periods, exercisable upon delivery of written notice to CTI in each case not later than ***** prior to the expiration date of each term of the Sponsored Research Program. During the ***** prior to the expiration date of each term of the

Sponsored Research Program, the Parties shall discuss and endeavor to agree upon research and development plans for the next term of the Sponsored Research Program.

          SECTION 5.02.  Dedicated Researchers.  CTI shall, as soon as is
                         ---------------------
practicable after the date specified in the Initial R&D Plan, assemble a team of scientists, clinicians, engineers, technical associates and assistants and other personnel under the supervision and direction of the director of the Sponsored Research Program. CTI will devote the number of qualified scientists required pursuant to the Initial R&D Plan, working full-time on the Sponsored Research Program throughout the completion of the Sponsored Research Program, such resources to be allocated as described in the Initial R&D Plan or subsequent research plans or as determined by the R&D Subcommittee. No material deviation from the resource allocation set out in the Initial R&D Plan or any subsequent research plan adopted pursuant to subsection 5.01(c) may be made without the unanimous consent of the R&D Subcommittee. For purposes of this Agreement, the phrase "full-time" shall mean forty (40) hours per week, excluding holidays, and a "qualified scientist" is one with a Ph.D. or M.D. and who possesses the requisite knowledge and experience to carry on research of the kind indicated based on standards generally applicable in the United States pharmaceutical industry.

          SECTION 5.03.  ORTHO Funding.
                         -------------

          (a) ORTHO shall reimburse CTI quarterly for its research activities in connection with the Sponsored Research Program at an actual annual rate per qualified scientist working full time as agreed by the Parties. CTI shall calculate and maintain records of expenses incurred by it in connection with the Sponsored Research Program, which records shall identify in reasonable detail such expenses undertaken pursuant to the Sponsored Research Program, in accordance with procedures to be agreed upon between the Parties. CTI shall report quarterly to ORTHO on such expenses, with such reports to be submitted within forty five (45) days after the end of each calendar quarter and sixty
(60) days after the end of each calendar year. The reimbursement payment required by this Section 5.03(a) shall be paid by ORTHO within thirty (30) days following receipt of such notice.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (b) Notwithstanding ORTHO's funding of the Sponsored Research Program, CTI shall own, or hold exclusive rights to, the entire right, title and interest in and to all inventions and know-how developed by CTI employees and consultants pursuant to the Sponsored Research Program, and all patent rights deriving therefrom, subject to ORTHO's rights under this Agreement. Such patent rights and know-how shall not constitute "CTI Patents" or "CTI Know-how" under this Agreement merely by virtue of ORTHO's funding of the Sponsored Research Program. Other than the options granted to ORTHO under Section 5.04 and the Royalty specified in the next sentence, ORTHO shall have no right, title or interest in such patent rights or know-how arising solely out of ORTHO's funding of the Sponsored Research Program. CTI shall pay to ORTHO a Royalty of ***** of Net Sales of

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

R&D Products (as defined in the succeeding sentence) on a country-by-country basis for the greater of (i) ***** from the first commercial sale of an R&D Product in such country and (ii) the last to expire of any valid and enforceable CTI Patent which covers the use or sale of such R&D Product in such country. As used in this Section 5.03(b), "R&D Product" means a chemical compound discovered pursuant to the Sponsored Research Program that is subsequently commercialized as a pharmaceutical product by CTI or an assignee.

                        II.  ORTHO FIRST OFFER RIGHTS.
                             ------------------------
              SECTION 5.04.  ORTHO Option to Expand the Field.
                             --------------------------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (a) In the event that CTI wishes to have research and development activities carried out in respect of any Collaboration Compound for any Potential New Indication, with a view to including such Potential New Indication as an Additional Indication, CTI shall make a written proposal to ORTHO setting forth in reasonable detail the scope of the research and development activities proposed by CTI, together with all data available to CTI relating thereto. Such presentation shall be accompanied by a draft development plan and development budget for one or more potential Collaboration Products including or incorporating such Collaboration Compound for such Potential New Indication. ORTHO shall have the right with respect to each such proposal, exercisable upon delivery of written notice to CTI not later than ***** following the date that such Potential New Indication is presented to ORTHO, to include such Potential New Indication as an Additional Indication hereunder. With respect to each such Additional Indication as to which ORTHO makes such election, it shall pay to CTI an amount equal to sixty percent (60%) of all Pre-Selection Expenses directly attributable to such Additional Indication from the Effective Date hereof.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (b) In the event that ORTHO shall have failed to exercise its option under subsection 5.04(a) with respect to any Potential New Indication, CTI shall be free to conduct research and development activities in respect of such Collaboration Compound for such Potential New Indication at its own expense. Such research and development activities shall constitute "Pre-Selection Activities" hereunder. Prior to commencing clinical trials for such Collaboration Compound for such Potential New Indication, CTI shall make a written proposal to ORTHO setting forth in reasonable detail the scope of the clinical development activities proposed by CTI, together with all data available to CTI relating thereto. Such presentation shall be accompanied by a draft development plan and development budget for one or more potential Collaboration Products including or incorporating such Collaboration Compound for such Potential New Indication, and a report setting forth in reasonable detail all Pre-Selection Expenses directly attributable to such Additional Indication. ORTHO shall have the right with respect to each such proposal, exercisable upon delivery of written notice to CTI not later than ***** following the date that such Potential New Indication is presented to ORTHO, to include such Potential New Indication as an Additional Indication hereunder. With respect to each such Additional Indication as to which ORTHO makes

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

such election, it shall pay to CTI an amount equal to (i) sixty percent (60%) of all Pre-Selection Expenses directly attributable to such Additional Indication from the Effective Date hereof plus (ii) interest on such amount at an annual rate equal to ***** from the Effective Date hereof.

          (c) In the event that ORTHO shall have failed to exercise its option under subsection 5.04(b) with respect to any Potential New Indication, CTI shall be free to conduct clinical development activities in respect of such Collaboration Compound for such Potential New Indication at its own expense. Such clinical development activities shall constitute "Pre-Selection Activities" hereunder. Within five (5) business days of the receipt of Regulatory Approval from the FDA with respect to a product including or incorporating such Collaboration Compound for such Potential New Indication, CTI shall provide ORTHO with a copy of such Drug Approval Application with respect to such product including or incorporating such Collaboration Compound for such Potential New Indication, together with a report setting forth in reasonable detail all Pre-Selection Expenses directly attributable to such Potential New Indication.
ORTHO shall have the right with respect to each such proposal, exercisable upon delivery of written notice to CTI not later than thirty (30) days following the date that such Potential New Indication is presented to ORTHO, to include such Potential New Indication as an Additional Indication hereunder. With respect to each such Additional Indication as to which ORTHO makes such election, it shall pay to CTI an amount equal to (i) sixty percent (60%) of all Pre-Selection Expenses directly attributable to such Additional Indication from the Effective Date hereof plus (ii) interest on such amount at an annual rate equal to ***** from the Effective Date hereof.

          (d) If ORTHO exercises such option within any of the periods set forth in subsections 5.04(a), (b) or (c) above, the Parties shall, within the next thirty (30) days, agree upon a definitive development plan and development budget in respect of such Additional Indication, such plan and budget to be consistent in scope with the Initial Development Plan and Development Budget. Upon exercise of such option, the Potential New Indication as to which such option shall have been exercised shall constitute an "Additional Indication" hereunder, such Additional Indication shall become a "Development Indication" hereunder, and the development plan and development budget agreed between the Parties shall become the "Development Plan" and "Development Budget" with respect to such Additional Indication.

          SECTION 5.05.  License Fee and Milestone Payments for Additional
                         -------------------------------------------------
Indications.
-----------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (a) If, on or prior to the BMT Approval Date, ORTHO shall have exercised one or more options pursuant to Section 5.04 to include a Potential New Indication (other than a Mucositis Indication) as an Additional Indication hereunder, then ORTHO shall pay to CTI a one-time license fee equal to ***** within ten (10) business days following the BMT Approval Date as partial payment for the expansion of the Field.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (b) If as of the BMT Approval Date ORTHO shall not have exercised any option pursuant to Section 5.04 to include a Potential New Indication (other than a Mucositis Indication) as an Additional Indication hereunder, and if thereafter ORTHO shall exercise an option pursuant to Section 5.04 to include a Potential New Indication (other than a Mucositis Indication) as an Additional Indication hereunder, then ORTHO shall concurrently with the first exercise of such option pay to CTI a one-time license fee equal to ***** as partial payment for the expansion of the Field.

          (c) If ORTHO elects to exercise an option pursuant to Section 5.04 to include a Mucositis Indication as an Additional Indication hereunder, then ORTHO shall make the Mucositis Milestone Payments to CTI pursuant to Section 3.02(c) hereof. If any of the milestones set forth in Section 3.02(c) shall have been achieved prior to the date that ORTHO shall have exercised an option pursuant to
Section 5.04 to include a Mucositis Indication as an Additional Indication hereunder, then ORTHO shall make the Mucositis Milestone Payments which correspond to such achieved milestones concurrently with the exercise of such option.

          (d) If ORTHO elects to exercise an option pursuant to Section 5.04 to include a SIRS Indication as an Additional Indication hereunder, then ORTHO shall make the SIRS Milestone Payments to CTI pursuant to Section 3.02(d) hereof. If any of the milestones set forth in Section 3.02(d) shall have been achieved prior to the date that ORTHO shall have exercised an option pursuant to
Section 5.04 to include a SIRS Indication as an Additional Indication hereunder, then ORTHO shall make the SIRS Milestone Payments which correspond to such achieved milestones concurrently with the exercise of such option.

          (e) Other than the Milestone Payments set forth in this Section 5.05 and the Milestone Payments set forth in Section 3.02, there are no other Milestone Payments due under the provisions of this Agreement.

          SECTION 5.06.  Commercialization of Potential New Indications.  CTI
                         ----------------------------------------------
shall not commercialize any product including or incorporating any Collaboration Compound for any Potential New Indication, nor shall CTI assign or license any of its rights in any such product for such Potential New Indication to any Third Party, until ORTHO shall have failed to exercise its option under subsection 5.04(c) within the applicable time period. Following ORTHO's failure to exercise its option under subsection 5.04(c) within the applicable time period, CTI shall be free to (i) commercialize such product for such Potential New Indication, and (ii) assign or license to any Third Party any or all of its rights to such Product for such Potential New Indication, in each case without any further obligation to ORTHO with respect thereto. Notwithstanding the foregoing, CTI may license its rights to any Collaboration Compounds for any Development Indications, Additional Indications or Potential New Indications outside of the Co-Promotion Territory and the Royalty Bearing Territory to Third Parties pursuant to the terms of agreements entered into between CTI and such Third Parties prior to the Effective Date.

          SECTION 5.07.  Election by a Party to Discontinue Sharing Expenses for
                         -------------------------------------------------------
an Additional Indication.
------------------------

          (a) Without prejudice to Section 5.04, either Party may at any time during the Development or Commercialization of a Collaboration Product for an Additional Indication elect to discontinue sharing the Development Expenses and Pre-Marketing Expenses of such Collaboration Product for such Additional Indication, by providing six (6) months' written notice. The terminating Party shall continue to be obligated during the termination notice period to perform all of its obligations under this Agreement with respect to such Additional Indication, but not its obligations under Section 3.02. Following such election, all rights in and to such Collaboration Product shall revert irrevocably to the other Party (the "Independent Party"), and the Independent Party may at its expense continue to develop and commercialize such Collaboration Product for such Additional Indication as an Independent Product, either alone or in conjunction with Third Parties, subject to Section 12.03 hereof.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (b) The Independent Party pursuant to this Section 5.07 shall owe to the other Party a royalty of ***** of Royalty Bearing Sales of Independent Products on a country-by-country basis for ***** from the first commercial sale of such Independent Products in said country. Such royalty shall be payable until the aggregate amount of royalties paid in respect of such Independent Product shall equal ***** or for a period of *****, whichever is later.

                                   ARTICLE VI

                                    LICENSES
                                    --------

          SECTION 6.01.  Patent License to ORTHO to Conduct Development.  CTI
                         ----------------------------------------------
grants to ORTHO an exclusive (except as to CTI) paid-up, worldwide license, with a right to sublicense as described in Section 6.07, under the CTI Patents to conduct Development in accordance with the terms of this Agreement with respect to Collaboration Products and an exclusive (even as to CTI) license to develop Independent Products in accordance with the terms of this Agreement.

          A list of the CTI Patents identified as of the Effective Date is attached hereto as Exhibit D-1. Such list shall be modified from time to time to reflect any changes to CTI Patents and shall be expanded from time to time to include any Patents owned or Controlled by CTI relevant to the Development of Additional Indications or the discovery or evaluation of Collaboration Compounds or Eligible Compounds; provided, however,
                                                             --------  -------
that CTI shall have no obligation to modify or expand such list with respect to any Independent Product being developed or commercialized by ORTHO, unless otherwise required by the other provisions of this Agreement.

          SECTION 6.02.  Patent License to CTI to Conduct Development.  ORTHO
                         --------------------------------------------
grants to CTI an exclusive (except as to ORTHO) paid-up, worldwide license, with a right to sublicense as described in Section 6.07, under the ORTHO Patents to conduct Development in accordance with the terms of this Agreement with respect to Collaboration Products and an exclusive (even as to ORTHO) license to develop Independent Products in accordance with the terms of this Agreement.

          A list of the ORTHO Patents identified as of the Effective Date is attached hereto as Exhibit D-2. Such list shall be modified from time to time to reflect any changes to ORTHO Patents and shall be expanded from time to time to include any Patents owned or Controlled by ORTHO relevant to the Development of Additional Indications or the discovery or evaluation of Collaboration Compounds or Eligible Compounds; provided, however, that ORTHO shall have no
                                 --------  -------
obligation to modify or expand such list with respect to any Independent Product being developed or commercialized by CTI.

          SECTION 6.03.  Patent License to ORTHO to Conduct Commercialization.
                         ----------------------------------------------------
CTI grants to ORTHO an exclusive (except as to CTI) worldwide license in the Co-Promotion Territory and the Royalty Bearing Territory, with a right to sublicense as described in Section 6.07, under the CTI Patents to conduct Commercialization (including the right to make, have made, use, import, offer, distribute, sell, offer for sale and have sold) in the Co-Promotion Territory and the Royalty Bearing Territory in accordance with the terms of this Agreement with respect to Collaboration Products and to commercialize (including the right to make, have made, use, import, offer, distribute, sell, offer for sale and have sold) Independent Products in accordance with the terms of this Agreement. Such licenses with respect to Royalty Bearing Products and Independent Products shall be subject to royalty payments as provided herein. Such licenses shall be exclusive (even as to CTI) in the Co-Promotion Territory and the Royalty Bearing Territory, except that CTI shall retain the right to conduct manufacturing, Pre-Marketing Activities, Commercialization and related activities to the extent specifically provided for in this Agreement.

          SECTION 6.04.  Patent License to CTI to Conduct Commercialization.
                         --------------------------------------------------
ORTHO grants to CTI an exclusive (except as to ORTHO) license in the Co-Promotion Territory, with a right to sublicense as described in Section 6.07, under the ORTHO Patents to conduct manufacturing, Pre-Marketing Activities, Commercialization in the Co-Promotion Territory and related activities with respect to Collaboration Products to the extent specifically provided for in this Agreement. Subject to the royalty payments provided herein, ORTHO grants to CTI an exclusive (even as to ORTHO) worldwide license, with a right to sublicense as described in Section 6.07, under the ORTHO Patents to commercialize (including the right to make, have made, use, import, distribute, sell, offer for sale, and have sold) Independent Products.

          SECTION 6.05.  Exclusive Know-how License To ORTHO.  Subject to
                         -----------------------------------
Article X, CTI grants ORTHO a paid-up, exclusive (except as to CTI) license in the Co-Promotion Territory and the Royalty Bearing Territory, with a right to sublicense as described in Section 6.07, to use CTI Know-how solely for the purposes of developing, manufacturing, having manufactured, using, selling, offering for sale and importing Collaboration Products in the Co-Promotion Territory and the Royalty-Bearing Territory. ORTHO covenants and agrees not to develop, make, have made, use, sell, offer for sale, have sold or import any product using the CTI Know-how other than with respect to activities expressly contemplated hereby. Such license shall be exclusive (even as to CTI) in the Co-Promotion Territory and Royalty Bearing Territory with respect to the manufacture, use, sale and importation of Collaboration Products, except that CTI shall retain the right to conduct manufacturing, Pre-Marketing Activities, Commercialization and related activities to the extent specifically provided for in this Agreement. CTI covenants and agrees not to grant any license to any Third Party to use CTI Know-how for the purposes of developing, manufacturing, having manufactured, using, selling, offering for sale and importing Collaboration Products.

          SECTION 6.06.  Exclusive Know-how License to CTI.  Subject to Article
                         ---------------------------------
X, ORTHO grants CTI a paid-up, exclusive license in the Co-Promotion Territory, with a right to sublicense as described in Section 6.07, to use ORTHO Know-how solely for the purposes of developing, manufacturing, having manufactured, using, selling, offering for sale and importing Collaboration Products in the Co-Promotion Territory. CTI covenants and agrees not to develop, make, have made, use, sell, offer for sale, have sold or import any product using the ORTHO Know-how other than with respect to activities expressly contemplated hereby. ORTHO covenants and agrees not to grant any license to any Third Party to use ORTHO Know-how for the purposes of developing, manufacturing, having manufactured, using, selling, offering for sale and importing Collaboration Products.

          SECTION 6.07.  Sublicensing.  Neither Party may grant sublicenses
                         ------------
under Sections 6.01 through 6.06 except with the express prior written approval of the Party that owns or Controls the subject Patents or Know-how (which consent will not be unreasonably withheld or delayed); provided, however, that
                                                       --------  -------
(i) ORTHO may sublicense a Third Party to sell or have sold Collaboration Product in the Royalty Bearing Territory, (ii) ORTHO may proceed with distribution and sale of a Collaboration Product in the Royalty Bearing Territory through its usual and customary distributors performing their usual and customary distribution activities for ORTHO without CTI's prior written approval of any necessary sublicenses in connection therewith, and (iii) with respect to Independent Products, the Party having a license with respect to such Independent Products shall have a right to sublicense under such license with respect to such Independent Products without approval of the other Party.

          SECTION 6.08.  Third Party Technology.
                         ----------------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (a) The licenses granted under Sections 6.01 through 6.06 include sublicenses of Third Party technology to the extent that such sublicenses can be so licensed. Any royalties payable to Third Parties in connection with sales of Collaboration Products shall be considered an Allowable Expense with respect to the sale of Collaboration Products in the Co-Promotion Territory, and deducted from Royalty Percentages with respect to the sale of Royalty Bearing Products and Independent Products, as provided under Section 8.04(b), but not below
*****.

          (b) The licenses granted under Section 6.01 through 6.06, to the extent they include sublicenses of Third Party technology, shall be subject to the terms and conditions of the license agreement pursuant to which the sublicense is granted. As of the Effective Date hereof there are no such agreements in place.

          ORTHO shall not agree to any sublicense, settlement or other arrangement with any Third Party with respect to Third Party intellectual property rights that would reduce the royalty otherwise payable to CTI under
Section 8.04(b) or would include any payment to such Third Party as an Allowable Expense hereunder without CTI's prior written consent. If CTI does not grant such consent and Ortho believes that the conduct of the business contemplated hereby in the Co-Promotion Territory and in the Royalty Bearing Territory may result in liability by virtue of such Third Party having a "dominant" or "blocking" right, ORTHO and CTI shall promptly submit the issue to resolution by one outside patent attorney mutually agreeable to the Parties. If such attorney concludes that there is a material risk of infringement, then ORTHO may proceed with such sublicense, settlement or arrangement, with the amount and terms thereof being agreed to by the Parties.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 6.09.  Development Milestones for the Royalty Bearing
                         ----------------------------------------------
Territory. Unless the Parties shall otherwise agree in writing, all of ORTHO's
---------
rights as to the Royalty Bearing Territory with respect to any Collaboration Product under this Agreement shall, at CTI's option, be converted to a non-exclusive license if ORTHO or its Affiliates or sublicensees fail to file a Drug Approval Application for such Collaboration Product in at least one Major Market Country within ***** ***** of the filing of a Drug Approval Application for such Collaboration Product in the Co-Promotion Territory that the FDA has accepted for filing; provided, however, that, if ORTHO demonstrates that such
                     -------- --------
regulatory authority requires a substantially different data package than that submitted to the FDA with such Drug Approval Application, or if ORTHO demonstrates that its failure to file a Drug Approval Application as set forth above is entirely due to events or circumstances that are not reasonably within ORTHO's control, the Parties will discuss in good faith an extension to such deadline.

          SECTION 6.10.  Covenant Not to Sue by Affiliates.  ORTHO, on behalf of
                         ---------------------------------
itself and its Affiliates, covenants and agrees that during the term hereof neither it nor any of its Affiliates will take any action against CTI or any CTI Affiliate related to the Collaboration Compounds or Collaboration Products based upon CTI or its Affiliates allegedly being in violation or infringement of any ORTHO or ORTHO Affiliate patent, know-how or other intellectual property right.


                                  ARTICLE VII

                               COMMERCIALIZATION
                               -----------------

          SECTION 7.01.  Responsibilities of JCC.
                         -----------------------

          (a) The purpose of the JCC shall be to (i) oversee the Commercialization of Collaboration Products in the Co-Promotion Territory, including the annual budgeting and forecasting, commercial manufacturing, pre-marketing, medical affairs, Phase IIIB Clinical Trials, Phase IV Clinical Trials, Post Launch Product R&D, liaison, marketing, sales and distribution of Collaboration Products, (ii) monitor, review and comment on costs incurred by the Parties in the commercial manufacture, marketing, sale and distribution of Collaboration Products in the Co-Promotion Territory (including, without limitation, Cost of Goods Sold), (iii) review and comment on the Commercialization Plans and Launch Plans and the selection of trademarks for Collaboration Products in the Co-Promotion Territory, (iv) receive and provide to the Parties all sales, pricing, and financial reports pertaining to Pre-Marketing and Commercialization of Collaboration Products in the Co-Promotion Territory, (v) review the principal indications and delivery routes recommended by JDC for all Collaboration Products in the Co-Promotion Territory, (vi) review and comment on ORTHO's pricing recommendations in the Co-Promotion Territory, and (vii) facilitate the flow of Information with respect to the Commercialization of each Collaboration Product in the Co-Promotion Territory. Subject to the provisions of Section 7.01(b) regarding Excepted Commercialization Matters, ORTHO shall make the final decision on all matters relating to the Commercialization of any Collaboration Product including all day-to-day decisions. Each party will disclose to the other proposed agenda items reasonably in advance of each meeting of the JCC. Each party shall bear its own costs for participation in the JCC.

          (b) Decisions shall be reached by the JCC by consensus after an open discussion of the matters as to which decisions are being made. If the JCC fails to reach consensus as to any matter involving Commercialization, the decision of ORTHO will be final and determinative, so long as such decision does not contradict or modify the terms of this Agreement, except with regard to (i) a decision to recall a Collaboration Product, which shall be decided pursuant to
Section 7.12, (ii) a dispute related to pricing of a Collaboration Product in the Co-Promotion Territory, which shall be referred to the executive officers of the Parties pursuant to Section 7.11, or (iii) increasing a Commercialization Budget in any material respect ("Excepted Commercialization Matters"). If CTI committee members believe that a JCC decision is seriously detrimental to Collaboration Product Development or Commercialization or to CTI's interests, they may present this viewpoint in written form simultaneously to ORTHO's JCC members and to the Steering Committee for review. If the Steering Committee does not unanimously agree with CTI's view, ORTHO's view shall prevail and be followed.

          (c) The JCC will have the power to form subcommittees with appropriate representation from CTI, ORTHO and appropriate Third Parties.

          (d) During clinical trials for any Collaboration Products, the JCC in full collaboration with the JDC shall coordinate activities to assure a smooth transition from Development to Commercialization.

          (e) The JCC shall not be involved with the commercialization of (i) Independent Products or (ii) Royalty Bearing Products in the Royalty Bearing Territory.

          SECTION 7.02.  ORTHO as Lead Marketing Party.
                         -----------------------------

          (a) ORTHO will be the lead marketing Party with respect to all Collaboration Products in the Co-Promotion Territory, and as a result, shall be obligated and responsible for carrying out Commercialization in the Co-Promotion Territory pursuant to each Commercialization Plan. ORTHO will assemble its product team and commence reporting to the JCC within sixty (60) days following the Effective Date. CTI agrees to carry out the Commercialization responsibilities referred to in Section 7.02(b) and such other Commercialization responsibilities reasonably requested by the JCC.

          (b) It is recognized that the Parties bring particular strengths to the ongoing Commercialization of Collaboration Products, and CTI and ORTHO will co-participate in the sale of all Collaboration Products in the Co-Promotion Territory. ORTHO will assign to CTI a role in Commercialization functions and activities, both during Development and following Collaboration Product launch, as described below:

               (i) It is expected that from the Effective Date throughout the marketing of Collaboration Products, CTI will provide personnel for the ORTHO product teams, participating in the development of all strategies and performing assigned activities relating to the following marketing functions as part of the Commercialization Plans and Launch Plans in the Co-Promotion Territory:

               .    Medical Symposia
               .    Scientific Exhibits
               .    Opinion Leader Program Development
               .    Medical Education Program Development

               (ii) In preparation for the launch of a Collaboration Product for a BMT Indication in the Co-Promotion Territory, CTI will field a dedicated field sales force of four (4) experienced, scientifically competent "Medical Science Liaisons" and one (1) marketing executive. The Medical Science Liaisons will be responsible for conducting the following activities in local or regional territories under ORTHO's direction and control:

               .    Opinion Leader Liaison
               .    Collaboration on ORTHO's Phase IV Clinical Trials
               .    Speaker Program Coordination
               .    Medical Education
               .    Regional Symposia Coordination
               .    Staffing Scientific Exhibits
               .    Technical Assistance to ORTHO's Sales Force

               (iii) The CTI dedicated field sales force shall be under ORTHO's direction and control and shall be compensated by CTI, but on the same scale and cash basis as like employees of ORTHO involved in the launch and sale of a Collaboration Product for a BMT Indication.

               (iv) In connection with the launch and Commercialization of Collaboration Products for all Development Indications other than the BMT Indication, and for all Additional Indications, the JCC shall allocate personnel to marketing and selling efforts from each Party. In connection with the Commercialization of a Collaboration Product for an AML Indication, CTI shall have the right to initially contribute up to twelve
     (12) persons (including the four Medical Science Liaisons referred to in subclause (ii) above) to participate in marketing and sales efforts under the direction of the JCC. Thereafter, in connection with the Commercialization of all Collaboration Products (excluding the BMT Indication but including the AML Indication), CTI shall have the right to have thirty-three percent (33%) of the field force by year five (5) after the launch of the first such Collaboration Product. Such personnel will be added over that five (5) year period subject to the approval of the JCC.

               (v) CTI activities will be performed in accordance with each approved Commercialization Plan and Commercialization Budget and each approved Launch Plan and Launch Budget. All marketing activities that have not been assigned to CTI will be the responsibility of ORTHO unless determined otherwise by the JCC.

     The hiring by CTI of field force personnel for carrying out a Commercialization Plan shall be subject to the approval of the JCC.

          SECTION 7.03.  Commercialization Efforts.  With respect to the Co-
                         -------------------------
Promotion Territory, ORTHO agrees to use commercially reasonable and diligent efforts to prepare the Commercialization Plans, Commercialization Budgets, Launch Plans and Launch Budgets hereunder. Such commercially reasonable and diligent efforts shall be consistent with the efforts used by ORTHO in preparing commercialization plans and budgets and commercializing their own pharmaceutical products. Each Party agrees to exert the efforts necessary and reasonable to execute and substantially carry out the Commercialization Plans and Launch Plans within the Commercialization Budgets and Launch Budgets and to cooperate diligently with each other in carrying out the Commercialization Plans. In addition, with regard to the determination of all pricing, sampling and discount strategies for Collaboration Products, ORTHO shall use a similar and no less rigorous approach than that used in determining such strategies for its own pharmaceutical products.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 7.04.  Commercialization Plan and Budget.  ORTHO, after taking
                         ---------------------------------
into consideration CTI's comments, shall develop and the JCC shall review, to the extent reasonably practical given the stage of development of each Collaboration Product and consistent with ORTHO's reasonable business practice, a commercialization plan ("Commercialization Plan") for each Collaboration Product for the Co-Promotion Territory, which shall include but not be limited to (i) market dynamics, market strategies, estimated launch dates in the Co-Promotion Territory, a sales and expense forecast (including at least ***** of estimated sales and expenses) in the Co-Promotion Territory, manufacturing plans and expected product profile based upon the Development Plan, (ii) a market plan (including Advertising forecasts and pricing strategies pertaining to discounts, samples and nominal price sales) for the Co-Promotion Territory; it being understood that such market plan will evolve over time and shall be similar to existing market plans developed at such time by ORTHO within the Co-Promotion Territory, (iii) a commercialization budget ("Commercialization Budget") for each Collaboration Product, initially for the Development Indications, for the Co-Promotion Territory, including the Third Parties to be utilized and the arrangements with them that have been or are proposed to be agreed upon. Each Commercialization Budget shall include a budget of the expenses expected to be incurred in connection with performing the Commercialization Plan, including Pre-Marketing Expenses and Allowable Operating Expenses in the Co-Promotion Territory.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          The first Commercialization Plan shall be in the form of an initial outline and the first Commercialization Budget shall be in the form of an estimated budget. ORTHO shall submit such outline of the first Commercialization Plan and an estimated Commercialization Budget for a Collaboration Product for a BMT Indication to the JCC for review and approval by a date to be established by the JCC taking into account ORTHO's and CTI's annual budget planning calendars. It is understood that such outlines may contain open issues and identify areas wherein more information is needed to complete the outlines

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

and estimated Commercialization Budgets and to prepare a more complete Commercialization Plan and Budget for Collaboration Products for such Development Indications. Thereafter, by ***** of each subsequent year, ORTHO, after taking into consideration CTI's comments, including CTI's notice regarding its contribution to the dedicated field force, will prepare a more complete Commercialization Plan and Commercialization Budget for submission to the JCC for its review and approval. The Commercialization Plan and Commercialization Budget shall be approved by the JCC no later than ***** of each year. It is understood that each Commercialization Plan and Commercialization Budget will become more comprehensive as the project evolves. For any subsequent Collaboration Products, ORTHO shall prepare and submit to the JCC an outline of an initial Commercialization Plan and an estimated Commercialization Budget for the Co-Promotion Territory for each such Collaboration Product for review and approval. Such Commercialization Plan and Commercialization Budget shall be updated and refined on each subsequent ***** as described above in connection with Collaboration Products for a BMT Indication. ORTHO shall make all final decisions with respect to Commercialization Plans and Budgets except as is provided in Section 7.01(b).

          Any significant change in a Commercialization Plan or Commercialization Budget during the course of the year will be communicated promptly to the JCC. In addition, ORTHO shall provide an update on each Commercialization Plan and Commercialization Budget to the JCC in a manner consistent (with respect to timing and content) with such updates as are reported internally by ORTHO on its existing products at such time.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 7.05.  Launch Plan.  Each Commercialization Plan shall be
                         -----------
updated, in advance of the launch of the applicable Collaboration Product in the Co-Promotion Territory, to include a launch plan ("Launch Plan") and launch budget ("Launch Budget") for such launch, the period *****, if practicable, before said launch, and the ***** period following the launch date. Each such Launch Plan and Launch Budget shall be developed by ORTHO, after taking into consideration CTI's comments, and presented to the JCC for Launch Plan and Launch Budget review and approval, with ORTHO having the final decision at the JCC as described in Section 2.04. The JCC shall have sixty (60) days to review and approve such Budget. Each calendar year after its preparation, if not yet executed, each Launch Plan and Launch Budget for each Collaboration Product in the Co-Promotion Territory shall be updated by ORTHO and the updated Launch Budget submitted to the JCC for approval.

          It is understood that determining a date for Regulatory Approval and thus a launch date is difficult. The failure to accurately estimate the launch date shall not constitute a breach hereunder.

          Each Launch Plan shall include (i) updated market and sales forecasts in units and estimated revenues of Collaboration Product, (ii) estimated resource requirements and (iii) such other matters deemed appropriate by ORTHO.

          SECTION 7.06.  Commercialization in Royalty Bearing Territory.
                         ----------------------------------------------

          (a) Subject to Sections 6.09, 13.02 and 13.03, the commercialization of Royalty Bearing Products in the Royalty Bearing Territory shall be conducted independently by ORTHO and/or its Affiliates. On an annual basis, ORTHO shall report to the JCC regarding its planned commercialization activities with respect to each Royalty Bearing Product in each Major Market Country and Japan and the status of such commercialization activities.

          (b) ORTHO may at any time by delivery of written notice to CTI elect to abandon its commercialization activities with respect to any country in the Royalty Bearing Territory. Upon such abandonment, (i) all licenses granted by CTI to ORTHO with respect to such country shall terminate, (ii) ORTHO shall grant to CTI a fully paid-up, royalty-free, exclusive (even as to ORTHO) license, with a right to sublicense, under the ORTHO Patents to conduct manufacturing, Pre-Marketing Activities, Commercialization and related activities with respect to Collaboration Products in such country, and (iii) ORTHO shall have no further obligation to conduct Commercialization activities in such country. Any abandonment pursuant to this Section 7.06(b) shall not constitute a Material Breach under this Agreement.

          (c) In the event that ORTHO decides not to market in any country in the Royalty Bearing Territory, ORTHO shall have the right, but not the obligation, to license such rights to a Third Party. ORTHO shall report all sales made by a sublicensee as if such sublicensee's sales were ORTHO sales in the Royalty Bearing Territory and shall pay to CTI royalties on such sales in accordance with the provisions of Article VIII of this Agreement.

          SECTION 7.07.  Control Over Advertising.
                         ------------------------

          (a) Neither Party shall engage in any Tangible Advertising or use any label, package, literature or other written material directly related to a Collaboration Product in the Co-Promotion Territory unless the specific form and content thereof is approved by the JCC. With respect to Tangible Advertising directly related to a Collaboration Product, to the extent such materials identify or otherwise make reference to either of the Parties, CTI and ORTHO shall both be presented and described with equal prominence, as permitted by the applicable laws and regulations of the Co-Promotion Territory. All product labeling, documentary information, promotional material and oral presentations (where practical) regarding the detailing and promoting of Collaboration Products shall display the names and logos of CTI and ORTHO with equal prominence.

          (b) General Public Relations on the part of either Party need not be approved by the JCC, but all representations and statements pertaining to Collaboration Products which appear in General Public Relations of CTI or ORTHO shall be subject to the approval of the JCC.

          SECTION 7.08.  Allowable Expenses and Allowable Operating Expenses.
                         ---------------------------------------------------
CTI shall be responsible for fifty percent (50%) of all Allowable Expenses and Allowable Operating Expenses in the Co-Promotion Territory, and ORTHO shall be responsible for fifty percent (50%) of all Allowable Expenses and Allowable Operating Expenses in the Co-Promotion Territory. An accounting of Allowable Expenses and Allowable Operating Expenses incurred by CTI and ORTHO within a Commercialization Plan and Commercialization Budget shall be submitted by CTI to ORTHO, and ORTHO to CTI, within thirty (30) days of the end of each calender quarter and within sixty (60) days of the end of each calender year in which such expenses were incurred. ORTHO shall repay CTI within forty-five (45) days of its receipt of such report, if any sum is due to CTI, and shall be paid by CTI within the same time period if any sum is due from CTI.

          SECTION 7.09.  Sales Efforts in the Co-Promotion Territory.  As part
                         -------------------------------------------
of the Commercialization Plan for the Co-Promotion Territory for each year, the JCC shall determine the targeted level of gross sales and estimated Net Sales of the applicable Collaboration Product for the calendar year covered by such Commercialization Plan.

          SECTION 7.10.  Training Program.  ORTHO will ensure that adequate
                         ----------------
training programs are developed for personnel involved in the Commercialization of Collaboration Products in the Co-Promotion Territory. CTI shall play an appropriate role, as determined by the JCC, in the preparation of such training materials and conduct of training. ORTHO shall submit to the JCC all training materials to be utilized in the Commercialization of Collaboration Products in the Co-Promotion Territory. The Parties agree to utilize such training programs on an ongoing basis to assure a consistent, focused promotional strategy. Training shall be carried out at a time to be determined by the JCC. The costs of transporting, housing and maintaining a Party's personnel to be trained shall be borne by such Party exclusively. The costs of designing and implementing such training program shall be considered Pre-Marketing Expenses or Marketing Expenses, as the case may be. All reasonable direct costs associated with a national launch meeting specifically called for a Collaboration Product shall be considered Allowable Operating Expenses.

          SECTION 7.11.  Pricing, Pricing Approvals and Product Distribution.
                         ---------------------------------------------------
If CTI does not agree with the recommended prices proposed by ORTHO in the Co-Promotion Territory with respect to a Collaboration Product, it may prepare its own analysis of the market potential and recommended price for such Collaboration Product and present such analysis and recommendation to the Steering Committee. If following the submissions from both Parties the Parties are unable to agree on the prices for such Collaboration Product, the analyses and recommendations of both Parties will be referred to a joint executive review panel composed of the Chief Executive Officer of CTI and an appropriate ORTHO executive representative. If the joint executive review panel is unable to agree on a price after reviewing the submissions from CTI and ORTHO, then the representative from ORTHO referenced in the preceding sentence shall set the applicable prices, which shall not be lower than the prices initially proposed by ORTHO. The above described mechanism shall be the sole method for resolving disputes as to price(s), and shall not be subject to Sections 16.02 and 16.03. ORTHO shall obtain for Collaboration Products pricing approvals as may be required and shall be responsible for distribution of each Collaboration Product in the Co-Promotion Territory.

          SECTION 7.12.  Product Recalls.  As an exception to the general
                         ---------------
authority of ORTHO under this Article VII, if ORTHO commences an internal product quality investigation, it shall promptly notify and consult with CTI regarding such investigation. Further, if either Party believes that a recall of a Collaboration Product is necessary, such Party shall notify and consult with the other Party within one working day of its determination, and both Parties shall cooperate to allow such recall to occur under the direction of the Steering Committee. In the event of a dispute about whether to recall a Collaboration Product, the decision of ORTHO shall prevail.

          SECTION 7.13.  Tax Considerations.  Either Party may take advantage of
                         ------------------
tax considerations which benefit it and not the other Party. In the event that a Party takes advantage of a tax consideration in connection with a Collaboration Product in the Co-Promotion Territory which benefits it and not the other Party, no compensation to the other Party shall be required.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 7.14.  Discounted Sales.  It is possible that one or more
                         ----------------
Collaboration Products could be included as part of a multiple product offering to customers by ORTHO in the Co-Promotion Territory or the Royalty Bearing Territory. In the event that one or more Collaboration Products is offered along with other ORTHO products, discounts from the Ex-Manufacturer Selling Price exceeding the greater of ***** or the then government mandated Medicaid discount will be a cost borne solely by ORTHO. If market dynamics change, CTI and ORTHO may agree, which agreement will not be unreasonably withheld or delayed, to discount beyond the stated ***** discount or the then government mandated Medicaid discount from the Ex-Manufacturer Selling Price, and in this situation, the effect of the discount will be borne equally by CTI and ORTHO. This Section
7.14 regarding "discounted sales" will only be in effect while the Collaboration Product is covered by a valid Patent.

          SECTION 7.15.  Co-Promotion Mechanism.
                         ----------------------

          (a)   Sales by ORTHO.  All sales of Collaboration Products in the Co-
                --------------
Promotion Territory shall be booked by ORTHO. If, during the term of this Agreement,

CTI receives orders from customers for a Collaboration Product, it shall refer such orders to ORTHO.

          (b)   Processing of Orders for Collaboration Products.  (i)  All
                -----------------------------------------------
orders for Collaboration Products received and accepted by ORTHO during the term of this Agreement shall be executed by ORTHO in a reasonably timely manner consistent with the general practices applied by it in executing orders for other pharmaceutical products sold by it.

          (ii) ORTHO shall have the discretion to reject any order received by it for a Collaboration Product; provided, however, that ORTHO shall not reject such orders on an arbitrary basis, but only with reasonable justification and consistent with the general policies applied by it with respect to orders for other pharmaceutical products sold by it.

          (iii) ORTHO shall comply with all laws applicable to the sale of a Collaboration Product.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 7.16. *****


                                  ARTICLE VIII

                          PROFIT SHARING AND ROYALTIES
                          ----------------------------

          SECTION 8.01.  Share of Operating Profits or Losses.  CTI and ORTHO
                         ------------------------------------
shall share equally in Operating Profits or Losses from sales of Collaboration Products in the Co-Promotion Territory.

          SECTION 8.02.  Co-Promotion Reports and Payments.  Within thirty (30)
                         ---------------------------------
days of the end of each calendar quarter and sixty (60) days of the end of the fourth quarter of each full calendar year following the launch of each Collaboration Product in the Co-Promotion Territory, each Party shall report to ORTHO and the JCC as outlined in Exhibit B its revenues and individual Allowable Expense items (with appropriate supporting information) involved in the computation of Operating Profits or Losses and recognized during such quarter with respect to each such Collaboration Product. Within fifteen (15) days after receipt of such reports, ORTHO shall provide for each Collaboration Product one Financial Statement for the Co-Promotion Territory to the JCC, and the JCC shall promptly direct the payment of an Equalization Payment between the Parties with respect to each Collaboration Product. The reports and Equalization Payments for each of the first three quarters of each fiscal year may be based on estimated operating profits and losses for such quarters to the extent such estimates are included in such Party's books and records. The reports and Equalization Payments for the fourth quarter of each fiscal year may include reconciliations and year-end adjustments with respect to previous quarters. The payment required by this Section 8.02 shall be made in any event within forty-five (45) days of the due date of the receipt described in the first sentence of this paragraph. The Financial Statements required hereunder shall be in the format shown on Exhibit B attached hereto.

          SECTION 8.03.  Term.  The Parties shall share Operating Profits or
                         ----
Losses hereunder with respect to each Collaboration Product in the Co-Promotion Territory until each such Collaboration Product is permanently withdrawn from and is no longer being sold in the Co-Promotion Territory.

          SECTION 8.04.  Royalty Bearing Products.
                         ------------------------

          (a) ORTHO shall pay to CTI a royalty equal to the applicable Royalty Percentage set forth below on all Royalty Bearing Products in the Royalty Bearing Territory.

          (b) Royalties shall be equal to the percentage of annual Royalty Bearing Sales set forth below (the "Royalty Percentage"):

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          Annual Royalty Bearing Sales   Royalty Percentage
          ----------------------------   ------------------
          *****

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (c) In the event that Collaboration Products are sold in the form of Combination Products containing one or more active ingredients, other than the Collaboration Product, Net Sales or Royalty Bearing Sales for such Combination Products will be calculated by multiplying actual Net Sales or Royalty Bearing Sales of such Combination Products by *****. If on a country-by-country basis the other active component or components in the Combination Product are not sold separately in said country by ORTHO or an Affiliate, Net Sales or Royalty Bearing Sales, for the purpose of determining royalties on the Combination Product shall be calculated by multiplying actual Net Sales or Royalty

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


Bearing Sales of such Combination Product by the fraction *****. If on a country-by-country basis neither the Collaboration Product nor a product containing the other active ingredient is sold separately in said country by ORTHO or an Affiliate, Net Sales or Royalty Bearing Sales for purposes of determining royalties on the Combination Products shall be calculated as above, except that *****.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (d) Except where expressly provided otherwise in this Agreement, all royalties to a Party shall be paid, on a country-by-country basis, from the date of the first commercial sale of each Royalty Bearing Product and Independent Product in a particular country until the later of (i) ***** from the first commercial sale in such country and (ii) the last to expire of any valid and enforceable (A) CTI Patents and (B) ORTHO Patents or Joint Patents, as applicable, which covers the use or sale of the Royalty Bearing Product or Independent Product in such country, subject to the following:

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          If a Royalty Bearing Product is sold in any country in which CTI does not have valid patent coverage which would prevent the sale of a generic form of such Royalty Bearing Product, the royalty obligation set forth in Section 8.04(a) above with respect to Royalty Bearing Sales attributable to the sale of such Royalty Bearing Product in such country shall be reduced by ***** of the royalty that would otherwise be payable with respect to Royalty Bearing Sales attributable to the sale of such Royalty Bearing Product in such country, until CTI is granted such valid and enforceable patent coverage of such Royalty Bearing Product in such country.

          If a Royalty Bearing Product is being sold in any country with respect to which a Third Party is entitled to receive royalties pursuant to Section 6.08 hereof, then the royalty obligation set forth in Section 8.04(a) above with
        ----
respect to Royalty Bearing Sales attributable to the sale of such Royalty Bearing Products in such country shall be reduced by the amount of the royalty payable to such Third Party, but not below ***** of the amount of the royalty that would, absent such payment, be otherwise payable under Section 8.04(a).

          (e) Subject to Section 9.11, ORTHO may discontinue commercialization of a Royalty Bearing Product or ORTHO or CTI may discontinue Commercialization of an Independent Product at any time.

          (f) Upon expiration of the royalty term for a Royalty Bearing Product in a country as described above, ORTHO shall thereafter have an exclusive, paid-up license to make, have made, use, sell, offer for sale, have sold and import that Royalty Bearing Product in that country.

          SECTION 8.05.  Sales by Sublicensees.  In the event either Party,
                         ---------------------
subject to the provisions of this Agreement, grants licenses or sublicenses to others to make or sell Royalty Bearing Products or Independent Products, such licenses or sublicenses shall include an obligation for the licensee or the sublicensee to account for and report its Royalty Bearing

Sales of such Royalty Bearing Products or Independent Products on the same basis as if such sales were Royalty Bearing Sales by the Party, and such Party shall pay royalties to the other Party as if the Royalty Bearing Sales of the sublicensee were Royalty Bearing Sales of the Party granting the license or sublicense.

          SECTION 8.06.  Royalty Reports and Payments.  A report summarizing the
                         ----------------------------
Royalty Bearing Sales of any Royalty Bearing Products and/or Independent Products during the relevant quarter on a country-by-country basis shall be delivered to the receiving Party within sixty (60) days following the end of each calendar quarter and sixty (60) days following the end of each calendar year for which royalties are due from the selling Party. Such royalty report shall be in the format shown on Exhibit E attached hereto and the royalty payment due therewith shall be remitted concurrently with said report.

          SECTION 8.07.  Payments.  Any payments due under this Agreement shall
                         --------
be made by check sent to the address of the receiving party set forth in Section
17.08 or by wire transfer to a designated bank account of the receiving Party.

          SECTION 8.08.  Taxes.  The Party receiving royalties shall pay any and
                         -----
all taxes levied on account of royalties it receives under this Agreement. If laws or regulations require that taxes be withheld, the selling Party will (i) deduct those taxes from the remittable royalty, (ii) timely pay the taxes to the proper taxing authority, and (iii) send proof of payment to the other Party within thirty (30) days of receipt of confirmation of payment from the relevant taxing authority. The selling Party agrees to take all lawful and reasonable efforts to minimize such taxes to the other Party.

          SECTION 8.09.  Foreign Exchange.  For the purpose of computing Royalty
                         ----------------
Bearing Sales for Products sold in a currency other than United States Dollars, such currency shall be converted into United States Dollars in accordance with the Party's customary and usual translation procedures consistently applied.

          SECTION 8.10.  Payments to or Reports by Affiliates.  Any payment
                         ------------------------------------
required under any provision of this Agreement to be made to either Party or any report required to be made by any Party shall be made to or by an Affiliate of that Party if designated by that Party as the appropriate recipient or reporting entity.

          SECTION 8.11.  No Overlapping Royalties.  Notwithstanding any other
                         ------------------------
provision of this Agreement, in no event shall any royalty provided for under any Section of this Agreement be paid with respect to any sale of a Collaboration Product, Independent Product or Royalty-Bearing Product to the extent a royalty has been paid pursuant to any other Section of this Agreement with respect to such sale.

                                 ARTICLE IX

                             MANUFACTURE AND SUPPLY
                             ----------------------

          SECTION 9.01.  Manufacture and Supply.  For a three (3) year period
                         ----------------------
from the Effective Date of this Agreement, CTI will manufacture, or arrange for manufacture of, Collaboration Compounds in bulk form for use during the Development of Collaboration Products as provided for in Article IV and, if required for Commercialization of Collaboration Products, under Article VII hereof. Payments to Third Party manufacturers for such and directly related costs will be a Development Expense.

          SECTION 9.02.  Process Development, Manufacturing Approvals.  CTI will
                         --------------------------------------------
use commercially reasonable and diligent efforts to develop a process for the manufacture of Collaboration Compounds and to scale up that process to a scale sufficient to manufacture and supply the anticipated demand for Collaboration Compounds. The continued development of the process for the manufacture of Collaboration Compounds as well as the scale up of that process and all material issues incident to the development to produce Collaboration Compounds for commercial purposes in sufficient quantity and in a timely manner will be within the purview of the JDC. The costs associated with the development and scale up of a process to manufacture Collaboration Compounds will be a Development Expense. Subject to ORTHO's rights and obligations under Section 4.07(b), CTI will use commercially reasonable and diligent efforts to make necessary filings to obtain, or to cause a Third Party manufacturer of Collaboration Compounds to make necessary filings to obtain Regulatory Approval for the manufacture of Collaboration Compounds as part of the approval of a Drug Approval Application for each Collaboration Product in the Co-Promotion Territory. Such filings shall include the filing of a Drug Master File in the United States and the equivalent thereof in the Major Market Countries. Once such filings are made, no changes to the process for the manufacture of Collaboration Compounds shall be made without the prior written approval of ORTHO.

          SECTION 9.03.  Quality Testing.  CTI shall perform quality control
                         ---------------
tests and assays on all Collaboration Compounds in accordance with the specifications. Furthermore, CTI shall provide ORTHO with a Certificate of Analysis and a Certificate of Compliance for each batch of Collaboration Compound delivered to ORTHO. The Certificate of Compliance shall certify that each batch was reviewed and meets all regulatory requirements. The Certificate of Analysis shall certify that each batch was tested and meets all specifications. CTI shall permit ORTHO's designated representatives to inspect and visit from time to time the facilities at which Collaboration Compounds are manufactured, stored or tested for the purpose of determining compliance with this Agreement, as well as all pertinent regulatory requirements. Such inspections shall occur during regular business hours upon reasonable notice.

          SECTION 9.04.  Shipment of Collaboration Compound.  Collaboration
                         ----------------------------------
Compounds will be shipped to location(s) designated by ORTHO. CTI shall use reasonable efforts to deliver Collaboration Compounds on the dates specified by ORTHO.

          SECTION 9.05.  Warranties.  Each Party with respect to Collaboration
                         ----------
Compounds and/or Collaboration Products ("Materials") it manufactures and/or
                                          ---------
ships hereby represents and warrants that (a) Materials manufactured and supplied hereunder will, on the date of shipment, comply with the specifications as then in effect; (b) it shall manufacture, store and ship Materials in compliance with all applicable Federal, state and local laws and governmental regulations, including, without limitation, the current good manufacturing practices regulations of the FDA; and (c) when shipped, Materials will not be adulterated or misbranded within the meaning of the Federal Food, Drug & Cosmetic Act and the regulations promulgated thereunder. Upon receipt of a shipment of Materials, the receiving Party may determine whether such shipment meets the specifications and applicable regulatory requirements. The receiving Party shall notify the other Party in writing promptly if any Materials fails to meet said specifications and requirements. If the supplying Party has not received such written notice within ninety (90) days after any Material has been received, then such shall be deemed to have met the specifications. Upon receipt of any such written notice of non-conformance, the supplying Party shall either acknowledge that the subject Material does not meet the specifications or resample the lot or batch in question and have said samples tested by an independent laboratory agreeable to the receiving Party. If such samples fail to meet the specifications, then the supplying Party shall at the receiving Party's option either replace the non-conforming Material at no additional cost as soon as reasonably possible or refund the receiving Party's payments for said non-conforming Materials.

          SECTION 9.06.  Manufacture and Supply After Initial Three Year Period.
                         ------------------------------------------------------

          (a) After the period three (3) years from the Effective Date of this Agreement, ORTHO shall be responsible for the manufacture and supply of Collaboration Compounds for Development and Commercialization of Collaborative Products. ORTHO shall use commercially reasonable and diligent efforts to manufacture or have manufactured Collaborative Compounds in sufficient quantity to permit the manufacture of Collaboration Products for Development and Commercialization. ORTHO also agrees to supply in a timely manner to CTI, Collaboration Compounds in a quantity sufficient to satisfy CTI's obligations to BioChem Pharma pursuant to the Collaboration Agreement referred to in Section
4.10 hereof and the existing Supply Agreement, dated as of March 7, 1995, between CTI and BioChem Pharma.

          (b) Notwithstanding anything set forth in Section 9.01(a) to the contrary, ORTHO may at any time by delivery of written notice to CTI elect to become the Manufacturing Party of Collaboration Compounds hereunder. Such election shall become effective on the date specified in such notice. In the event that ORTHO shall elect to become the Manufacturing Party prior to the third anniversary of the Effective Date of this

Agreement, ORTHO shall indemnify and hold CTI harmless against any costs, expenses or fees that CTI may become subject to as a result of the termination of any supply agreements existing as of the Effective Date between CTI and any Third Party manufacturer of any Collaboration Compound.

          SECTION 9.07.  Manufacture and Supply of Collaboration Products.
                         ------------------------------------------------

          (a) Within ninety (90) days from the Effective Date of this Agreement, ORTHO shall assume responsibility for the manufacture and supply of Collaboration Products for use in Development and Commercialization in accordance with the provisions of this Agreement. ORTHO will use commercially reasonable and diligent efforts to develop processes and procedures to manufacture Collaboration Products and to scale up said processes and procedures to a scale sufficient to supply the anticipated demand for Collaboration Products in the Co-Promotion Territory and the Royalty Bearing Territory.
Within the ninety (90) day period from the Effective Date of this Agreement, all clinical supplies of Collaboration Product shall be supplied by CTI at its actual cost.

          (b) The costs associated with the scale-up of processes and procedures to manufacture Collaboration Products for the Co-Promotional Territory will be a Commercialization expense.

          SECTION 9.08.  Specifications.  The Parties agree that the manufacture
                         --------------
of Collaboration Compounds and Collaboration Products must be in full compliance with all aspects of then current GMPs for bulk product and final vial production and shall be subject to a joint audit by CTI and ORTHO (whether together or through a designee) of bulk drug substance manufacture, final drug product manufacture including aseptic filling operations and analytical testing and the data resulting therefrom.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 9.09.  Transfer Pricing.  With respect to Collaboration
                         ----------------
Compounds it supplies, CTI shall be entitled to charge *****. With respect to Collaboration Products it supplies for sale or use in the Co-Promotion Territory, ORTHO shall be entitled to charge its *****. With respect to Collaboration Compounds to be supplied by ORTHO pursuant to the last sentence of
Section 9.06(a), ORTHO shall be entitled to charge *****. Each party will use reasonable efforts, consistent with GMPs, its obligations hereunder and applicable laws, to minimize ***** over the term of this Agreement.

          SECTION 9.10.  Inventory; Shortage of Supply; Coordination with Third
                         ------------------------------------------------------
Party Manufacturers.
-------------------

          (a) The JCC will decide on an appropriate level of inventory for each Collaboration Product prior to the launch of such Collaboration Product.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (b) In the event that ORTHO is unable to manufacture sufficient quantities of Collaboration Products for use in the Co-Promotion Territory, the Non-Manufacturing Party shall have the right to offer to produce itself a sufficient quantity of such Collaboration Products as the JCC shall determine appropriate. If the Non-Manufacturing Party does not exercise its right to so produce such Collaboration Products, the Parties shall negotiate in good faith an allocation between the Co-Promotion Territory and the Royalty Bearing Territory of the available Collaboration Product and Royalty Bearing Product as well as that to be subsequently manufactured.

          SECTION 9.11.  Termination of Participation.  If the Manufacturing
                         ----------------------------
Party with respect to any Collaboration Product elects to terminate its participation in the Development and Commercialization of such Collaboration Product pursuant to Section 4.09 or 5.07, it shall immediately provide to the Non-Manufacturing Party, if such Party so requests, all process and manufacturing technology, material and data and provide access to regulatory filings sufficient to enable the Non-Manufacturing Party concurrently to produce and supply such Non-Manufacturing Party's requirements of such Collaboration Product. Until the earlier of (i) the date the Non-Manufacturing Party is able to manufacture and supply its own requirements of such Collaboration Product and
(ii) *****, the obligation of the Manufacturing Party to manufacture and supply such Collaboration Product shall remain in effect, but the Manufacturing Party shall be paid by the Non-Manufacturing Party the applicable transfer price for supply of such Collaboration Product determined in accordance with Section 9.09. The Manufacturing Party shall provide reasonable assistance to the Non-Manufacturing Party with respect to such transfer so as to permit the Non-Manufacturing Party to begin manufacturing and supplying its requirements as soon as possible to minimize any disruption in the continuity of supply. In addition, the Manufacturing Party shall provide a right of reference and access to the Non-Manufacturing Party to all of the Manufacturing Party's appropriate regulatory filings for the manufacture of such Collaboration Product.


                                   ARTICLE X

                                CONFIDENTIALITY
                                ---------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


          SECTION 10.01.  Confidentiality; Exceptions.  Except to the extent
                          ---------------------------
expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for ***** thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Information and other information and materials furnished to it by the other Party pursuant to this Agreement or any Information developed during the course of the collaboration hereunder, or any provisions of this Agreement that are the subject of an effective order of the Securities Exchange Commission granting confidential treatment pursuant to the Securities Act of 1934, as amended (collectively,

"Confidential Information"), except to the extent that it can be established by
 ------------------------
the receiving Party that such Confidential Information:

          (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

          (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

          (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

          (d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

          SECTION 10.02.  Authorized Disclosure.  Each Party may disclose
                          ---------------------
Confidential Information hereunder to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or conducting pre-clinical or clinical trials, provided that if a Party is required by law or regulation to make any such disclosures of the other Party's Confidential Information it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed. In addition, and with prior notice to the other Party of each Third Party with whom a confidential disclosure agreement is being entered into, each Party shall be entitled to disclose, under a binder of confidentiality containing provisions as protective as those of this Article X, Confidential Information to any Third Party for the purpose of carrying out the purposes of this Agreement. Nothing in this Article X shall restrict any Party from using for any purpose any Confidential Information independently developed by it during the course of the collaboration hereunder, or from using Confidential Information that is specifically derived from pre-clinical or clinical trials to carry out marketing, sales or professional services support functions as is customary in the pharmaceutical industry.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 10.03.  Survival.  This Article X shall survive the
                          --------
termination or expiration of this Agreement for a period of *****

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 10.04.  Termination of Prior Agreement.  This Agreement
                          ------------------------------
supersedes the Confidentiality Agreement between CTI and ORTHO dated as of October 1, 1992. All Information exchanged between the Parties under that Agreement shall be deemed

Confidential Information and shall be subject to the terms of this Article X, and shall be included within the definitions of CTI Know-how and ORTHO Know-how.

          SECTION 10.05.  Publications.  Prior to the launch of any
                          ------------
Collaboration Product in the Co-Promotion Territory, the JDC, and after launch, the JCC, will determine the overall strategy for publication in support of such Collaboration Products in the Co-Promotion Territory. Each Party shall provide to the other the opportunity to review any proposed publications or presentations which relate to Collaboration Compounds within the Field or Collaboration Products as early as reasonably practical, but at least forty-five
(45) days prior to their intended submission for publication (except with the consent of the other party). The reviewing Party will provide the publishing Party with its response to the publishing Party's request within thirty (30) days of receipt of such request. The failure of the reviewing Party to respond to such a request within such thirty (30) day period shall be deemed to be an approval of such request and the publishing Party shall then be free to proceed with said publication.

          SECTION 10.06.  Publicity Review.  Subject to the further provisions
                          ----------------
of this Section, no Party shall originate any written publicity, news release, or other announcement or statement relating to this Agreement or to performance hereunder or the existence of an arrangement between the Parties (collectively, "Written Disclosure"), without the prior prompt review and written approval of
 ------------------
the other, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing provisions of this Section 10.06, any Party may make any public Written Disclosure it believes in good faith based upon the advice of counsel is required by applicable law or any listing or trading agreement concerning its publicly traded securities, provided that prior to making such Written Disclosure, the disclosing Party shall provide the other Party with a copy of the materials proposed to be disclosed and provide the receiving Party with an opportunity to promptly review the proposed Written Disclosure. To the extent that the receiving Party reasonably requests that any information in the materials proposed to be disclosed be deleted, the disclosing Party shall request confidential treatment of such information pursuant to Rule 406 of the Securities Act of 1933 or Rule 26b-2 of the Securities Exchange Act of 1934, as applicable (or any other applicable regulation relating to the confidential treatment of information), so that there be omitted from the materials that are publicly filed any information that the receiving Party reasonably requests to be deleted. The terms of this Agreement may also be disclosed to (i) government agencies where required by law, or (ii) Third Parties with the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, so long as such disclosure is made under a binder of confidentiality and so long as highly sensitive terms and conditions such as financial terms are extracted from the Agreement or not disclosed upon the request of the other Party. All Written Disclosures shall be factual and as brief as is reasonable under the circumstances. Upon request by either Party, the Parties agree to prepare a mutually agreed press release and question and answer document with respect to this Agreement. Each Party agrees that all Written Disclosures and oral statements relating hereto shall be consistent with the answers specified in such question and answer document.

                                   ARTICLE XI

              OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS
              ----------------------------------------------------

          SECTION 11.01.  Ownership.  Each Party shall solely own, and it alone
                          ---------
shall have the right to apply for, Patents within and outside of the United States for any inventions made solely by that Party's employees or consultants in the course of performing work under this Agreement. Inventions made jointly by employees or consultants of CTI and ORTHO shall be owned jointly by CTI and ORTHO, and each Party shall retain full joint ownership under any Patents resulting therefrom, with full joint ownership rights in any field and, to the extent not inconsistent with Article VI and the other terms of this Agreement, the right to sublicense without the consent of the other Party, without accounting. The law of joint ownership of inventions of the United States shall apply to any joint ownership of Patents outside the United States claiming joint inventions of the Parties.

          SECTION 11.02.  Disclosure of Patentable Inventions.  In addition to
                          -----------------------------------
the disclosures required under Article XIII, each Party shall provide to the other any invention disclosure submitted in the normal course and disclosing an invention within the Field arising in the course of the collaboration during the term of this Agreement. Such invention disclosures shall be provided to the other Party promptly after submission and in no event later than ten (10) days after the end of the calendar quarter in which the disclosure was submitted.

          SECTION 11.03.  Patent Filings.
                          --------------

          (a) Each Party, at its sole discretion and responsibility, shall prepare, file, prosecute and maintain Patents to cover discoveries and inventions made solely by its own employees or consultants relating to any Product and use reasonable efforts to file initially all such applications in the United States or the appropriate forum under the circumstances. The JDC will determine which Party shall file, prosecute and maintain Patents to cover inventions relating to the discovery, evaluation, manufacture, use or sale of Collaboration Compounds within the Field or Collaboration Products that are made jointly by personnel of CTI and ORTHO in the course of the collaboration (herein referred to as "Joint Patents"). The determination of the countries in the Royalty Bearing Territory in which to file Joint Patents shall be made by ORTHO. ORTHO shall have the right to direct and control all material actions relating to the prosecution or maintenance of Joint Patents in the Royalty Bearing Territory, including conflict proceedings, reexaminations, reissuance, oppositions and revocation proceedings.

          (b) The Party which is responsible for filing a Joint Patent will be termed the "filing Party." The filing Party shall keep the other Party apprised of the status of each Joint Patent and shall seek the advice of the other Party with respect to patent strategy and draft applications and shall give reasonable consideration to any suggestions or recommendations of the other Party concerning the preparation, filing, prosecution, maintenance and defense thereof. The Parties shall cooperate reasonably in the prosecution of all Joint Patents and Patents covering Collaboration Products and shall share all material information relating thereto, including all material communications from patent offices, promptly after receipt of such information. If the Parties are unable to agree as to who is the filing Party or as to any aspect of patent prosecution of a Joint Patent or a Patent covering a Collaboration Product, each Party shall be free to take whatever action it deems appropriate to protect the joint invention or Collaboration Product, including the filing of patent applications subject to prior notification of the other Party. If, during the term of this Agreement, the filing Party intends to allow any Patent covering a Collaboration Product to lapse or become abandoned without having first filed a substitute, the filing Party shall, whenever practicable, notify the other Party of such intention at least sixty (60) days prior to the date upon which such Patent shall lapse or become abandoned, and the other Party shall thereupon have the right, but not the obligation, to assume responsibility for the prosecution, maintenance and defense thereof.

          (c) The Parties agree to use reasonable efforts to ensure that any Patent filed outside of the United States prior to a filing in the United States will be in a form sufficient to establish the date of original filing as a priority date for the purposes of a subsequent filing in the United States.

          SECTION 11.04.  Third Party Patent Rights.  Except as expressly
                          -------------------------
provided in Section 12.01, neither Party makes any warranty with respect to the validity, perfection or dominance of any Patent or other proprietary right or with respect to the absence of rights in Third Parties which may be infringed by the manufacture or sale of any Product. Each Party agrees to bring to the attention of the other Party any Patent or Patent application it discovers, or has discovered, and which relates to the subject matter of this Agreement.

          SECTION 11.05.  Enforcement Rights.
                          ------------------

          (a)   Notification of Infringement.  If either Party learns of any
                ----------------------------
infringement or threatened infringement by a Third Party of the CTI Patents, ORTHO Patents, or Joint Patents, such Party shall promptly notify the other Party and shall provide such other Party with all available evidence of such infringement.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (b)  Enforcement in the Co-Promotion Territory.  The Steering
               -----------------------------------------
Committee will determine the appropriate course of action to pursue with respect to infringement of any CTI Patents, ORTHO Patents or Joint Patents covering the manufacture, use, importation, sale or offer for sale of Collaboration Products being developed or marketed in the

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

Co-Promotion Territory. Costs of patent enforcement and related recoveries with respect to infringement in the Co-Promotion Territory shall be charged to the collaboration as Allowable Operating Expenses. If the Steering Committee is unable to decide on a joint action with respect to any infringement, each Party may proceed in such manner as the law permits. If one Party brings any such action or proceeding, the other Party agrees to be joined as a party plaintiff, if necessary, to prosecute the action or proceeding and to give the first Party reasonable assistance. Each Party shall bear its own expenses, with any recovery allocated *****.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (c)  Enforcement in the Royalty Bearing Territory.  ORTHO shall have
               --------------------------------------------
the right, but not the obligation, to institute, prosecute and control at its own expense any action or proceeding with respect to infringement of any CTI Patents, ORTHO Patents or Joint Patents covering the manufacture, use, importation, sale or offer for sale of Collaboration Products being developed or marketed in the Royalty Bearing Territory, by counsel of its own choice. CTI shall have the right, at its own expense, to be represented in any action by counsel of its own choice. If ORTHO fails to bring an action or proceeding or otherwise take appropriate action to abate such infringement within a period of ***** of notice by CTI to ORTHO requesting action, CTI will have the right to bring and control any such action or proceeding relating to CTI Patents by counsel of its own choice and ORTHO will have the right to be represented in any such action by counsel of its own choice and at its own expense. If one Party brings any such action or proceeding, the other Party agrees to be joined as a party plaintiff if necessary to prosecute the action or proceeding and to give the first Party reasonable assistance and authority to file and prosecute the suit. Any damages or other monetary awards recovered pursuant to this Section 11.05(c) shall be allocated *****.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (d)  Enforcement with Respect to Independent Products.  The Party
               ------------------------------------------------
developing or marketing an Independent Product shall have the right, but not the obligation, to institute, prosecute and control at its own expense any action or proceeding with respect to infringement of any CTI Patents, ORTHO Patents or Joint Patents covering the manufacture, use, importation, sale or offer for sale of an Independent Product being developed or marketed by such Party, by counsel of its own choice. The other Party shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If the Party marketing such Independent Product fails to bring an action or proceeding within a period of ***** of notice from the other Party requesting action, the other Party will have the right to bring and control any such action or proceeding relating to that Party's Patents (but not the Patents of the Party developing or marketing such Independent Product) by counsel of its own choice and the Party marketing the Independent Product will have the right to be represented in any such action by counsel of its own choice and at its own expense. If one Party brings any such action or proceeding, the other Party agrees to be joined as a party plaintiff if necessary to prosecute the action or proceeding and to give the first Party reasonable assistance and authority to file and prosecute the suit. The

Party bringing such action shall be entitled to retain any damages or other monetary awards recovered pursuant to this Section 11.05(d).

          (e)  Settlement with a Third Party.  The Party that controls the
               -----------------------------
prosecution of a given action shall also have the right to control settlement of such action; provided, however, that if one Party controls, no settlement shall
             --------  -------
be entered into without the written consent of the other Party if such settlement would materially and adversely affect the interests of such other Party. If the other Party shall refuse to grant such consent, then the dispute will be resolved pursuant to Article XVI.

          (f) Exclusivity.  Notwithstanding the provisions of Sections 11.05(b),
              -----------
(c) and (d), neither Party shall file and prosecute an action for infringement of a Patent in any country for which the other Party has the primary responsibility to file and prosecute such action, and pursuant to which that other Party having primary responsibility has commenced and is prosecuting at least one such action for infringement of said Patent in the same country, without the agreement of that other Party, which agreement shall not be unreasonably withheld or delayed.

          SECTION 11.06.  Defense and Settlement of Third Party Claims.
                          --------------------------------------------

          (a)   Defense in the Co-Promotion Territory.  If a Third Party asserts
                -------------------------------------
that a patent, trademark or other intangible right owned by it is infringed by any Collaboration Product in the Co-Promotion Territory, the Steering Committee shall establish a plan for a common defense and select the Party responsible for managing such plan. The costs of any such action incurred by one or both of the Parties at the direction of the Steering Committee (including the costs of any judgment, award, decree or settlement) will be chargeable to the collaboration as an Allowable Operating Expense.

          (b)  Defense in the Royalty Bearing Territory.  If a Third Party
               ----------------------------------------
asserts that a patent, trademark or other intangible right owned by it is infringed by any Royalty Bearing Product in the Royalty Bearing Territory, ORTHO will be solely responsible for defending against any such assertions at its cost and expense, but no settlement may be entered into without the written consent of CTI if such settlement would materially and adversely affect CTI's interests. The costs of any such action incurred by ORTHO (including the costs of any judgment, award, decree or settlement) will be charged against Royalty Bearing Sales.

          (c) Defense with Respect to Independent Products.  If a Third Party
              --------------------------------------------
asserts that a patent, trademark or other intangible right owned by it is infringed by any Independent Product, the Party marketing such Independent Product will be solely responsible for defending against any such assertions at its cost and expense, but no settlement may be entered into without the written consent of the other Party if such settlement would materially and adversely affect its interests. The costs of any such action incurred by the Party marketing such Independent Product (including the costs of any judgment, award, decree or settlement) will be charged against Royalty Bearing Sales.

          (d) Settlement with a Third Party.  The entity that controls the
              -----------------------------
defense of a given claim with respect to a Collaboration Product shall also have the right to control settlement of such claim; provided, however, that other
                                               --------  -------
than as provided in Section 11.06(b), no settlement shall be entered into without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed. If there is no agreement between the Parties as to any proposed settlement, then the dispute shall be decided by the Steering Committee, and, if the Steering Committee is unable to decide the dispute, the matter will be resolved pursuant to Article XIV.

          SECTION 11.07.  Patent and Trademark Expenses.
                          -----------------------------

          (a) From the Effective Date of this Agreement, prior to the first commercial sale of a Collaboration Product, all worldwide Patent and Trademark Expenses will be treated as Development Expenses.

          (b) Following the first commercial sale of a Collaboration Product, Patent and Trademark Expenses arising in the Co-Promotion Territory will be treated as an Allowable Operating Expense.

          (c) On a country-by-country basis, following the first commercial sale of a Collaboration Product, Patent and Trademark Expenses arising in the Royalty Bearing Territory shall be borne by ORTHO, unless incurred without ORTHO's prior approval or in respect of a country in the Royalty Bearing Territory where ORTHO shall have abandoned commercialization pursuant to Section 7.06(b) hereof; provided, however, that ORTHO shall be entitled to deduct from Royalty Bearing
--------  -------
Sales an amount equal to the aggregate amount of the Patent and Trademark Expenses arising in the Royalty Bearing Territory that it pays that relate to the filing and maintenance of Patents and trademarks, including in such amount the costs of conflict, re-examination, reissue, opposition, nullification and revocation proceedings. If any such Patent and Trademark Expenses are initially paid by CTI, ORTHO shall promptly reimburse CTI for such Patent and Trademark Expenses upon delivery of invoices.

          SECTION 11.08.  Assignment of Joint Patents.  Neither Party may assign
                          ---------------------------
its rights under any Joint Patent except with the prior written consent of the other Party; provided, however, that either Party may assign such rights without
             --------  -------
consent to an Affiliate or other permitted assignee under this Agreement in connection with a merger or similar reorganization or the sale of all or substantially all of its assets, as provided for in Section 17.01(b).

          SECTION 11.09.  Trademarks.  ORTHO shall be responsible for the
                          ----------
selection, registration and maintenance of all trademarks which it employs in connection with Collaboration Products and shall own and control such trademarks. ORTHO shall keep the JDC and the JCC informed of proposed trademark development and related expenses. CTI recognizes the exclusive ownership by ORTHO of any proprietary ORTHO name, logotype or trademark furnished by ORTHO (including ORTHO's Affiliates) for use exclusively in connection with Collaboration Products. CTI shall not, either while this Agreement is in effect, or at any time thereafter, register, use or attempt to obtain any right in or to any such name, logotype or trademark or in and to any name, logotype or trademark confusingly similar thereto. In the event that this Agreement is terminated by CTI pursuant to Section 14.02, then, at CTI's option, ORTHO shall license to CTI on a royalty-free basis, any trademark specifically developed for Collaboration Products.


                                  ARTICLE XII

                  REPRESENTATIONS AND WARRANTIES; EXCLUSIVITY
                  ------------------------------  -----------

          SECTION 12.01.  Representations and Warranties.
                          ------------------------------

          (a) Each of the Parties hereby represents and warrants to the other Party as follows:

          (i) This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms. The execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

          (ii) Such Party has not, and during the term of the Agreement will not, grant any right to any Third Party relating to its respective Patents and Know-how in the Field which would conflict with the rights granted to the other Party hereunder.

          (iii) To the best of its knowledge neither Party is obligated under any agreement as of the Effective Date to pay any Third Party royalties with respect to the Collaboration Products. As of the Effective Date there are no such agreements in place.

          (b)   CTI hereby represents and warrants to ORTHO as follows:

          (i) It has given ORTHO access to all clinical records which describe all adverse event reports related to Collaboration Products that have been filed with the FDA prior to the Effective Date.

          (ii) As of the Effective Date, except as it may have previously disclosed to ORTHO in writing, it has not received any notices of infringement or any written communications relating in any way to a possible infringement with respect to Lisofylline, and that it is not aware that the manufacture, use or sale of Lisofylline infringes any Third Party patent rights.

          SECTION 12.02.  Performance by Affiliates.  The Parties recognize that
                          -------------------------
each Party may perform some or all of its obligations under this Agreement through Affiliates, provided, however, that each Party shall remain responsible
                    --------  -------
for and be a guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

          SECTION 12.03.  Exclusivity.  This Agreement shall be the exclusive
                          -----------
mechanism by which the Parties will commercialize Collaboration Compounds within the Field during the term of this Agreement. CTI agrees that it will not, without ORTHO's prior written consent, commercialize or sell or license to any Third Party any compound discovered in the Sponsored Research Program if the commercialization thereof would, or could reasonably be expected to, compete with a Collaboration Product.


                                 ARTICLE XIII

                            INFORMATION AND REPORTS
                            -----------------------

          SECTION 13.01.  Information and Reports During Development and
                          ----------------------------------------------
Commercialization.  ORTHO and CTI will disclose and make available to each other
-----------------
without charge (other than reasonable duplicating, postage and related out-of-pocket costs) all preclinical, clinical, regulatory, commercial, marketing, promotion, pricing, sales and other Information, including copies of all preclinical and clinical reports, known by ORTHO or CTI directly concerning Collaboration Compounds within the Field or Collaboration Products at any time during the term of this Agreement. Each Party will use commercially reasonable and diligent efforts to disclose to the other Party all significant information promptly after it is learned or its significance is appreciated. Each Party shall own and maintain its own database of clinical trial data accumulated from all clinical trials of Collaboration Products for which it was responsible and of adverse drug event information for all Collaboration Products. At the option of the requesting Party, such data shall be provided in a computer readable format by the providing Party, to the extent available, which shall also assist in the transfer and validation of such data to the receiving Party. Without limitation of the foregoing, each Party shall supply to the other the Information required by the other Party and requested by it (either as a routine practice or as a specific request) for purposes of compliance with regulatory requirements.

          SECTION 13.02.  Complaints.  Each Party shall maintain a record of all
                          ----------
complaints it receives with respect to any Collaboration Product. Each Party shall notify the other Party of any complaint with regulatory implications received by it in sufficient detail and within five (5) business days after the event, and in any event in sufficient time to allow the responsible Party to comply with any and all regulatory requirements imposed upon it in any country; provided, however, that notice of any complaint involving a field alert report
--------  -------
shall be transmitted within one business day.

          SECTION 13.03.  Adverse Drug Experiences.  The Parties recognize that
                          ------------------------
the holder of a Drug Approval Application may be required to submit information and file reports to various governmental agencies on Collaboration Products under clinical investigation, Collaboration Products proposed for marketing, or marketed Collaboration Products. Information must be submitted at the time of initial filing for investigational use in humans and at the time of a request for market approval of a new Collaboration Product. In addition, supplemental information must be provided on Collaboration Products at periodic intervals and adverse drug experiences must be reported at more frequent intervals depending on the severity of the experience and whether or not the event is unexpected. Consequently, each Party agrees to:

          (a) Provide to the other for initial and/or periodic submission to government agencies significant information on the Collaboration Product from preclinical laboratory, animal toxicology and pharmacology studies, as well as adverse drug experience reports from clinical trials and commercial experiences with the Collaboration Product;

          (b) In connection with investigational Collaboration Products, report to the other within three (3) days of the initial receipt of a report of any unexpected or serious experience with the drug, if required for either Party to comply with regulatory requirements; and

          (c) In connection with marketed Collaboration Products, report to the other within five (5) business days of the initial receipt of a report of any adverse experience with the drug that is serious and unexpected or sooner if required for either Party to comply with regulatory requirements. Serious adverse experience means any experience that suggests a significant hazard, contraindication, side effect or precaution, or any experience that is fatal or life threatening, is permanently disabling, requires or prolongs inpatient hospitalization, or is a congenital anomaly, cancer, or overdose. An unexpected adverse experience is one not identified in nature, specificity, severity or frequency in the current investigator brochure or the U.S. labeling for the drug.

          Each Party also agrees that if it contracts with a Third Party for research to be performed by such Third Party on the drug, that Party agrees to require such Third Party to report to the contracting Party the information set forth in subparagraphs (a), (b), and (c) above. The Parties agree that at all times after the approval of any Drug Approval

Application or equivalent thereof, ORTHO shall be responsible for collecting, collating and reporting to the appropriate regulatory authority all adverse drug experiences.

          SECTION 13.04.  Records of Revenues and Expenses.
                          --------------------------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (a) Each Party will maintain complete and accurate records which are relevant to revenues, costs, expenses and payments under this Agreement and such records shall be open during reasonable business hours for a period of three (3) years from creation of individual records for examination at the other Party's expense and not more often than once each year by a certified public accountant selected by the other Party for the sole purpose of verifying for the inspecting Party the correctness of calculations and classifications of such revenues, costs, expenses or payments made under this Agreement. In the absence of material discrepancies ***** of Operating Profits or Losses) in any request for reimbursement resulting from such audit, the accounting expense shall be paid by the Party requesting the audit. If material discrepancies do result, the audited Party shall bear the accounting expense. In any case, the audited Party shall pay the discrepancy. Any records or accounting information received from the other Party shall be Confidential Information for purposes of Article X. Results of any such audit shall be provided to both Parties, subject to Article X.

          (b) If there is a dispute between the Parties following any audit performed pursuant to Section 13.04(a), either Party may refer the issue (an "Audit Disagreement") to an independent certified public accountant for resolution. In the event an Audit Disagreement is submitted for resolution by either Party, the Parties shall comply with the following procedures:

          (i) The Party submitting the Audit Disagreement for resolution shall provide written notice to the other Party that it is invoking the procedures of this Section 13.04(b).

          (ii) Within thirty (30) business days of the giving of such notice, the Parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement.

          (iii) The Audit Disagreement submitted for resolution shall be described by the Parties to the independent expert, which description may be in written or oral form, within ten (10) business days of the selection of such independent expert.

          (iv) The independent expert shall render a decision on the matter as soon as practicable.

          (v) The decision of the independent expert shall be final and binding and shall not be subject to Sections 16.02 and 16.03 hereof, unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions hereof.

          (vi) All fees and expenses of the independent expert, including any third party support staff or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, shall be borne by the losing Party.


                                  ARTICLE XIV

                             TERM AND TERMINATION
                             --------------------

          SECTION 14.01.  Term.  This Agreement shall commence as of the
                          ----
Effective Date and, unless sooner terminated as provided herein and except as provided in Section 14.05, (a) the remaining provisions of this Agreement relating to activities in the Co-Promotion Territory shall continue in effect until the date on which the Parties are no longer entitled to receive a share of Operating Profits or Losses on any Product and (b) the remaining provisions of this Agreement relating to Royalty Bearing Products and Independent Products shall continue in effect until the date on which neither party is paying a royalty to the other Party on Royalty Bearing Sales of Royalty Bearing Products or Independent Products. Those provisions shall govern the term of the rights and obligations specifically covered thereby.

          SECTION 14.02.  Termination for Material Breach.
                          -------------------------------

          (a) Subject to the provisions of this Section 14.02, if either Party (the "Breaching Party") shall have committed a Material Breach and such Material Breach shall remain uncured and shall be continuing for a period of one hundred twenty (120) days following receipt of notice thereof by the other Party (the "Non-Breaching Party"), then, in addition to any and all other rights and remedies that may be available, the Non-Breaching Party shall have the right to terminate this Agreement effective upon the expiration of such one hundred twenty (120) day period. Any such notice of alleged Material Breach by the Non-Breaching Party shall include a reasonably detailed description of all relevant facts and circumstances demonstrating, supporting and/or relating to each such alleged Material Breach by the Breaching Party.

          (b) If the Breaching Party, upon written notice delivered to the Non-Breaching Party prior to the expiration of such one hundred (120) day period, shall assert in good faith that any such alleged Material Breach described in the Non-Breaching Party's notice, whether in payment of moneys or otherwise, was not a Material Breach, or was excused by reason of material failure of performance by the other Party or Third Parties or by reason of Force Majeure (as defined in Section 17.05), or shall otherwise in good faith dispute such alleged Material Breach, then the Parties shall continue to perform under this Agreement, subject to all of its terms and conditions, and the matter shall be resolved pursuant to the provisions of Sections 16.02 and 16.03. In such event, the Non-Breaching Party shall not be entitled to terminate this Agreement pursuant to this Section 14.02 unless and until (i) it shall be determined pursuant to Sections 16.02 and 16.03 that the Breaching Party has committed a Material Breach and (ii) such Material Breach has not been cured prior to such determination pursuant to Sections 16.02 and 16.03. To the extent that it is determined pursuant to a final and non-appealable decision under Sections 16.02 and 16.03 that the Breaching Party did commit a Material Breach and failed to cure the same within the period provided for in clause (ii) above, then the Non-Breaching Party may immediately terminate this Agreement and, in addition to all damages determined pursuant to the provisions of Sections 16.02 and 16.03 to be due and owing from the Breaching Party to the Non-Breaching Party under this Agreement, the Breaching Party shall be liable for the Non-Breaching Party's reasonable attorneys' fees incurred in connection with resolving such matter pursuant to Sections 16.02 and 16.03.

          (c) If the Non-Breaching Party terminates this Agreement pursuant to the provisions of this Section 14.02(a) and (b), then the following provisions shall apply:

          (i) The Non-Breaching Party shall receive a paid-up, exclusive (even as to the Breaching Party but subject to rights of Third Parties that are not Affiliates of the Breaching Party that pre-existed or accrued prior to such termination), worldwide right and license, with the right to grant sublicenses, to all Patents of the Breaching Party and all of the Breaching Party's interest in jointly owned trademarks pursuant to Section 11.09(a), to make, have made, import, use, sell, offer for sale and have sold Collaboration Products, Royalty Bearing Products and Independent Products and shall have the exclusive right (but not the obligation) to enforce the Patents against competitive product infringement (in the manner contemplated under the terms of Section 11.05 applicable to Patents of the Breaching Party in the event that the Breaching Party does not or will not so enforce the Patents) and the exclusive right (but not the obligation) to enforce the trademark rights against infringers.

          (ii) all licenses and rights to the Non-Breaching Party's patents granted to the Breaching Party hereunder shall terminate:

          (iii) all Confidential Information supplied by the Non-Breaching
Party to the Breaching Party shall be returned to the Non-Breaching Party except the Breaching Party may retain one copy of such information solely for legal archive purposes;

          (iv) the Breaching Party shall cooperate in the transfer of all INDs, Drug Approval Applications and Regulatory Approvals related to Collaboration Compounds within the Field, Collaboration Products and Independent Products to the Non-Breaching Party, and shall take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights hereunder to the Non-Breaching Party; and

          (v) the Breaching Party shall assign all of its rights in and to all Joint Patents and all jointly owned trademarks (and all registrations and applications for registration therefor) to the Non-Breaching Party.

          (d) In the event of termination of this Agreement pursuant to this
Section 14.02 where the Breaching Party is the Manufacturing Party with respect to one or more Collaboration Products hereunder, the Manufacturing Party shall continue to provide for manufacture of such Collaboration Products to the extent provided prior to notice of such termination, from the effective date of such termination until such time as the Non-Manufacturing Party is able to secure an equivalent alternative commercial manufacturing source, as requested by the Non-Manufacturing Party, provided, however, that said period shall cease after
                     --------  -------
twenty-four (24) months from the effective date of the termination. To this end, as of the effective date of such termination, all Third Party manufacturing contracts shall be assigned to the Non-Manufacturing Party, and the cost charged to the Non-Manufacturing Party by the Manufacturing Party for any of the internal manufacturing activities to be continued by the Manufacturing Party pursuant to this Section 14.02 for the production of Collaboration Products shall be the same as the Manufacturing Party's cost was while this Agreement was in effect. Further, upon the request of the Non-Manufacturing Party, the Manufacturing Party shall provide such technical assistance and know-how licenses on a royalty-free basis as may reasonably be requested to transfer such technology as is needed by the Non-Manufacturing Party to commence or continue commercial manufacture of Collaboration Products. Such technical assistance shall be provided at the Manufacturing Party's cost, which cost shall be reimbursed within thirty (30) days upon receipt of an invoice from the Manufacturing Party by the Non-Manufacturing Party or its designee. In the event that any technology as is needed by the Non-Manufacturing Party to commence or continue commercial manufacture of Collaboration Products is covered by one or more Patents owned or Controlled by the Manufacturing Party, the Non-Manufacturing Party shall receive a fully paid-up, royalty-free, non-exclusive worldwide license to practice any and all such Patents for the purposes contemplated in this Section 14.02 with the right to grant sublicenses.

          (e) Except where expressly provided for otherwise in this Agreement, termination of this Agreement shall not relieve the Parties hereto of any liability, including any obligation to make payments hereunder, which accrued hereunder prior to the effective date of such termination, nor preclude any Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice any Party's right to obtain performance of any obligation.

          (f) For purposes of this Agreement, "Material Breach" shall mean the breach of or failure to perform, in a material respect, a Party's material obligations under this Agreement. Without limiting the foregoing and by way of example only, the term "Material Breach" shall be deemed to include the failure of any Party in a material respect to meet such Party's payment obligations under Articles III, IV, V, VII and VIII, the failure of any Party in any material respect to meet its non-compete obligations under Section 12.03, and the unlicensed development or commercialization of a Collaboration Compound for any indication. In no event shall an inadvertent failure to comply with the provisions of Section
10.06 or the failure to gain Regulatory Approval for a Collaboration Product or to meet timelines or budgets specified in any Development Plan, Development Budget, Commercialization Plan, Commercialization Budget, Launch Plan or Launch Budget, in and of itself, be deemed to constitute a Material Breach, unless such failure is a result of acts and events or conduct that is otherwise a Material Breach. The Parties acknowledge and agree that failure to exercise any right or option with respect to any Product or to take any action expressly within the discretion of a Party hereunder shall not be deemed to constitute a Material Breach hereunder.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (g) Notwithstanding anything in this Section 14.02 to the contrary, any breach of or failure to perform, in a material respect, any of CTI's material obligations under Article IV or Article VII hereof, including under any Commercialization Plan or Launch Plan approved by the JCC (a "Shortfall Event"), shall not constitute a Material Breach under this Agreement, and ORTHO's sole remedy upon the occurrence of a Shortfall Event shall be as provided in this
Section 14.02(g). If a Shortfall Event shall have occurred with respect to a Collaboration Product and shall be uncured and shall be continuing for a period of one hundred eighty (180) days following receipt of notice from ORTHO, then the JDC or JCC may, after taking into account CTI's comments, terminate CTI's Co-Promotion rights hereunder with respect to all Collaboration Products effective at the beginning of the quarter following the quarter during which the JDC or JCC shall have given CTI notice of such termination. Upon effectiveness of such termination, the development commercialization of all Collaboration Products shall be conducted independently by ORTHO, and ORTHO shall pay to CTI a royalty on all Net Sales of such Collaboration Products as if such Collaboration Products were Royalty Bearing Products hereunder as follows:

          Net Annual Sales                    Royalty Percentage
          ----------------                    ------------------
          *****

For purposes of calculating the royalties due on Net Sales of such Collaboration Products, ORTHO shall be entitled to deduct from royalties due to CTI any amounts owed by CTI to ORTHO under any Development Plan, Commercialization Plan or Launch Plan as of the effective date of such termination, together with an amount equal to any costs reasonably incurred by ORTHO in connection with transitioning its sales and marketing forces.

          (h) The provisions of this Section 14.02 shall survive termination of this Agreement.

          SECTION 14.03.  Termination by ORTHO.
                          --------------------

          (a) ORTHO shall have the right to terminate this Agreement upon thirty (30) days advance written notice to CTI (i) in the event that after the Effective Date issues regarding the Safety of Lisofylline arise during the Development of a Collaboration Product which are materially and adversely different from the Safety profile of Lisofylline existing as of the Effective Date or (ii) clinical data obtained after the Effective Date reveal a materially and adversely different Tolerability profile for Lisofylline from such profile as it existed as of the Effective Date.

          (b) ORTHO shall have the right to terminate this Agreement for any reason upon six (6) months' prior written notice of its election to terminate this Agreement pursuant to this Section 14.03(b) given at any time after the first anniversary of the Effective Date; provided, however, that such
                                         --------  -------
termination shall not become effective until the expiration of such six (6) month period.

          SECTION 14.04.  Effect of Termination by ORTHO Pursuant to Section
                          --------------------------------------------------
14.03.  If ORTHO terminates this Agreement pursuant to Section 14.03, it shall
-----
continue to be obligated during the termination notice period to perform all of its obligations under this Agreement, including its obligation to pay Development Expenses; provided, however, that ORTHO shall have no obligation to
                      --------  -------
make any milestone payments pursuant to Section 3.02 with respect to any milestone achieved during the termination notice period. In addition, as a result of such termination:

          (a) CTI shall receive an exclusive (even as to ORTHO but subject to rights of Third Parties that are not Affiliates of ORTHO that pre-existed or accrued prior to such termination) worldwide right and license, with the right to grant sublicenses, to all ORTHO Patents, to make, have made, import, use, sell, offer for sale and have sold Collaboration Products and Independent Products, subject to the applicable royalty obligations set forth in this Agreement, and shall have the right (but not the obligation) to enforce the ORTHO Patents against competitive product infringement (in the manner contemplated under and pursuant to the terms of Section 11.05 applicable to ORTHO Patents in the event that ORTHO does not or will not so enforce the Patents) and the exclusive right (but not the obligation) to enforce the trademark rights against infringers;

          (b) all licenses and rights to CTI Patents and CTI Know-how granted to ORTHO hereunder shall terminate;

          (c) all Confidential Information supplied by CTI to ORTHO shall be returned to CTI except ORTHO may retain one copy of such information solely for legal archive purposes;

          (d) ORTHO shall be obligated to CTI under Section 9.07 to the extent provided therein; provided, however, that said obligation shall follow the
                  --------  -------
procedures set forth in Section 14.02;

          (e) ORTHO shall cooperate in the transfer of all INDs, Drug Approval Applications and Regulatory Approvals related to Collaboration Compounds, Collaboration Products and Independent Products to CTI, and shall take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights hereunder to CTI; and

          (f) ORTHO shall assign all of its rights in and to all Joint Patents to CTI.

          SECTION 14.05.  Surviving Rights.  The rights and obligations set
                          ----------------
forth in this Agreement shall extend beyond the term or termination of the Agreement only to the extent expressly provided for herein, or the extent that the survival of such rights or obligations are necessary to permit their complete fulfillment or discharge. Without limiting the foregoing, the Parties have identified various rights and obligations which are understood to survive, as follows:

          (a) In the event of expiration of this Agreement pursuant to Section 14.01, the following provisions shall survive: Article I (to the extent applicable to the interpretation of other surviving clauses), Sections 6.05, 6.06, 10.01-10.06, 11.02 (for one year following expiration), 11.03 (to the extent necessary to permit patent filings with respect to the inventions disclosed under Section 11.02), 12.02, 13.04, 14.05 and 14.06 and Articles XV, XVI and XVII.

          (b) In the event of termination of this Agreement pursuant to Section 14.02, the following provisions shall survive: Article I (to the extent applicable to the interpretation of other surviving clauses), Sections 6.05, 6.06, 6.08(a) and (b), 8.04(b), 8.05-8.09, 10.01-10.06, 11.02 (only as applicable to the Breaching Party and for one year following the effective date of termination), 11.03 (to the extent necessary to permit patent filings with respect to the inventions disclosed under Section 11.02), 11.08, 12.02, 13.02-13.04, 14.02, 14.05, 14.06, 15.01, 15.02 (solely with respect to acts or events occurring prior to such termination for which indemnity may be sought thereunder) and 15.03 and Articles XVI and XVII.

          (c) In the event of termination of this Agreement pursuant to Section 14.03, the following provisions shall survive: Article I (to the extent applicable to the interpretation of other surviving clauses), Sections 6.05, 6.06, 9.03, 10.01-10.06, 11.02 (for one year following the effective date of termination), 11.03 (to the extent necessary to permit patent filings with respect to the inventions disclosed under Sections 11.02), 11.08, 12.02, 13.02-13.04, 14.04-14.06, 15.01, 15.02 (solely with respect to acts or events occurring prior to such termination for which indemnity may be sought thereunder) and 15.03 and Articles XVI and XVII.

          SECTION 14.06.  Accrued Rights, Surviving Obligations.  Termination,
                          -------------------------------------
relinquishment or expiration of the Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration, including damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of the Agreement.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 14.07.  Change of Control.
                          -----------------

          (a) In the event of a Change of Control of either Party (the "Changed Party"), the Changed Party shall deliver promptly to the other Party
 -------------
(the "Non-Changed Party") written notice setting forth the date and
      -----------------
circumstances of the Change of Control and the identity of the Third Party, if any, that has acquired control of the Changed Party. Upon receipt of such notice, or upon delivery to the Changed Party of written notice that the Non-Changed Party has otherwise determined that a Change of Control has occurred, the Non-Changed Party may cause the value of the Changed Party's rights ("Co-Promote Rights") hereunder with respect to all Collaboration
         -----------------
Products in the Co-Promotion Territory (the "Co-Promote Value") to be determined
                                             ----------------
in accordance with this Section 14.07.

          (b)    *****

          (c)    If the Parties cannot agree on the Co-Promote Value under
Section 14.07(b) within thirty (30) days of receipt of the notice or determination referred to in Section 14.07(a), the Non-Changed Party and the Changed Party each shall select an internationally-recognized investment banking firm to determine the Co-Promote Value, and such firms shall jointly select a third internationally-recognized investment banking firm without any significant relation to either Party (the "Independent Appraiser"). The fees and expenses of each Party's investment banking firm shall be borne by such Party, and 50% of the fees and expenses of the Independent Appraiser shall be borne by each Party.

          (d) Within forty-five (45) days of the date of selection of the Independent Appraiser, each investment banking firm shall submit to the Independent Appraiser its determination of the Co-Promote Value, setting forth in reasonable detail, the basis for such determination. If the Co-Promote Value as determined by the investment banking firm is not more than 110% of the Co-Promote Value as determined by the other investment banking firm, the Co-Promote Value shall be the average of the two amounts. In all other cases, the Independent Appraiser shall, within fifteen (15) days of its receipt of the submission from such investment banking firms, choose one of the investment banking firm's Co-Promote Value as the Co-Promote Value and shall not choose any other amount as the Co-Promote Value.

          (e) Within thirty (30) days following the determination of the Co-Promote Value, the Non-Changed Party may provide a notice to the Changed Party, indicating the exercise of its option to acquire the Changed Party's Co-Promote Rights for a price equal to the Co-Promote Value, and setting forth the date, which shall not be later than sixty (60) days following the date of such notice, for the closing of such transaction.

          (f)    At the closing of the exercise of the option specified in this
Section 14.07, the Non-Changed Party shall pay an amount equal to the Co-Promote Value by wire transfer, in immediately available funds, to the bank account of the Changed Party designated for such purpose at least two (2) business days prior to the date of the purchase and sale (the "Acquisition Date"). On and after the Acquisition Date, the Non-Changed Party's rights under the Changed Party's Patents and Know-How shall become exclusive (with right of sublicense) in the Co-Promotion Territory and the Changed Party's license under the Non-Changed Party's Patents and Know-How in the Co-Promotion Territory shall terminate and the Changed Party shall use commercially reasonable and diligent efforts to transfer to the Non-Changed Party any technology, materials, data and regulatory submissions so as to fully enable the Non-Changed Party to develop and commercialize the Collaboration Products.

                                   ARTICLE XV

                                INDEMNIFICATION
                                ---------------

          SECTION 15.01.  Indemnification for Royalty Bearing Products.  With
                          --------------------------------------------
respect to Royalty Bearing Products (determined on a country-by-country basis):

          (a) ORTHO hereby agrees to save, defend and hold CTI and its agents and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or losses, including reasonable legal expenses and attorneys' fees (collectively, "Losses"), resulting directly from
                                             ------
the manufacture, use, handling, storage, sale or other disposition of Royalty Bearing Products by ORTHO, its agents or sublicensees, except to the extent such Losses result from the negligence or willful misconduct of CTI, in which case CTI hereby agrees to save, defend and hold ORTHO and its agents and employees harmless from any and all such Losses.

          (b) In the event that a Party is seeking indemnification under Section 15.01(a), it shall inform the other Party of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of the indemnifying Party) in the defense of the claim.

          SECTION 15.02.  Indemnification For Collaboration Products.  With
                          ------------------------------------------
respect to Collaboration Products:

          (a) Each Party hereby agrees to save, defend and hold the other Party and its agents and employees harmless from and against any and all Losses resulting directly or indirectly from the manufacture, use, handling, storage, sale or other disposition of Collaboration Products sold or used in the Co-Promotion Territory by the indemnifying Party, its agents or sublicensees, but only to the extent such Losses result from the negligence or willful misconduct of the indemnifying Party or its employees and agents and do not also result from the negligence of willful misconduct of the Party seeking indemnification. Any other Losses from claims resulting directly or indirectly from the manufacture, use, handling, storage, sale or other disposition of Collaboration Products in the Co-Promotion Territory shall be included as an Allowable Operating Expense of either Party at the time such claim is finally determined, whether by judgment, award, decree or settlement.

          (b) In the event that either Party receives notice of a claim with respect to Collaboration Product in the Co-Promotion Territory, such Party shall inform the other Party as soon as reasonably practicable. The Parties shall confer how to respond to the claim and how to handle the claim in an efficient manner.

          SECTION 15.03.  Indemnification For Independent Products.  With
                          ----------------------------------------
respect to Independent Products:

          (a) Each Party commercializing an Independent Product hereby agrees to save, defend and hold the other Party and its agents and employees harmless from and against any and all Losses resulting directly or indirectly from the manufacture, use, handling, storage, sale or other disposition of Independent Products by the indemnifying Party, its agents or sublicensees, but only to the extent such Losses do not (i) result from the negligence or willful misconduct of the Party seeking indemnification or (ii) result from a breach of manufacturing representations or warranties by the Party seeking indemnification.

          (b) In the event that either Party receives notice of a claim with respect to an Independent Product, such Party shall inform the other Party as soon as reasonably practicable. The Parties shall confer how to respond to the claim and how to handle the claim in an efficient manner. In the event that a Party is seeking indemnification under Section 15.03(a), it shall inform the other Party of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of the indemnifying Party) in the defense of the claim.


                                  ARTICLE XVI

                              DISPUTE RESOLUTION
                              ------------------

          SECTION 16.01.  Disputes.  The Parties recognize that disputes as to
                          --------
certain matters may from time to time arise during the term of this Agreement which relate to either Party's rights and/or obligations hereunder or thereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article XVI if and when a dispute arises under this Agreement.

          Unless otherwise specifically recited in this Agreement, disputes among members of the JDC or JCC relating to the collaboration shall be first referred to the Steering Committee by either Party at any time after such dispute has arisen and such Party believes that there has been sufficient discussion of the matter at the JDC or JCC level, as the case may be. If the Steering Committee is unable to resolve such a dispute within thirty (30) days of being requested by a Party to resolve a JDC or JCC dispute, any Party may, by written notice to the other, have such dispute referred to their respective executive officers designated below or their successors, for attempted resolution by good faith negotiations within fourteen (14) days after such notice is received. Said designated officers are as follows:

          For ORTHO:

               Disputes arising
               under the JDC:       Chairman, R.W. Johnson Pharmaceutical
                                    Research Institute

               Disputes arising
               under the JCC:       President, Ortho Biotech Inc.

          For CTI:                  Chief Executive Officer

In the event the designated executive officers are not able to resolve such dispute, other than those disputes which may be expressly prohibited from being resolved by this mechanism such as the Excepted Development Matters and the Excepted Commercialization Matters referred to in Section 2.04 hereof, either Party may at any time after the fourteen (14) day period seek to resolve the dispute through other means as provided in Sections
16.02 and 16.03.

          SECTION 16.02   Alternative Dispute Resolution.  Any dispute
                          ------------------------------
controversy or claim arising out of or relating to the validity, construction, enforceability or performance of this Agreement, including disputes relating to an alleged breach or to termination of this Agreement, but excluding (i) any dispute, controversy or claim arising out of or relating to the validity, enforceability, or infringement of any CTI Patent or any ORTHO Patent and (ii) other than disputes which are expressly prohibited herein from being resolved by this mechanism, shall be settled by binding Alternative Dispute Resolution ("ADR") in the manner described below:

          (a) If a Party intends to begin an ADR to resolve a dispute, such Party shall provide written notice (the "ADR Request") to counsel for the other
                                         -----------
Party informing such other Party of such intention and the issues to be resolved. From the date of the ADR Request and until such time as any matter has been finally settled by ADR, the running of the time periods contained in
Section 14.02 as to which a Party must cure a breach of this Agreement shall be suspended as to the subject matter of the dispute.

          (b) Within fifteen (15) business days after receipt of the ADR Request, the other Party may, by written notice to counsel for the Party initiating ADR, add additional issues to be resolved.

          SECTION 16.03.  Arbitration Procedures.  An ADR initiated under this
                          ----------------------
Agreement will proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, insofar as such rules are not inconsistent with the provisions expressly set forth in this Agreement, unless the Parties mutually agree otherwise, and pursuant to the following procedures:

          (a) Notice of the demand for arbitration will be filed in writing with the other Party and with the American Arbitration Association. The arbitration panel shall consist of one (1) arbitrator mutually agreed to by the Parties and the decision shall be final and binding on the Parties and their legal successors.

          (b) The arbitrator may, at his discretion, provide for discovery by the Parties, not to exceed four (4) months from the date of filing of the Notice of Arbitration.

          (c) Any arbitration hearing under this Section 16.03 shall be conducted in New York, New York. The governing law will be as specified in
Section 17.12. The arbitrator will have authority to award both legal and equitable relief but not to award punitive damages.

          (d) All costs and fees of the arbitration, other than each Party's legal fees and expenses, will be allocated by the arbitrators. Subject to subsection (c), each Party shall bear its own legal fees and expenses.

          (e) A final written decision by the arbitrator will be rendered not later than thirty (30) days following the completion of the hearing.

          (f) The ADR proceeding shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party's Confidential Information. Except as required by law, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of each other Party. The existence of any dispute submitted to ADR, and the award, shall be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by applicable law.

          SECTION 16.04.  Survivability.  Any duty to arbitrate under this
                          -------------
Agreement shall remain in effect and enforceable after termination of this Agreement for any reason.

          SECTION 16.05.  Jurisdiction.  For the purposes of this Article XVI,
                          ------------
each Party agrees to abide by the award rendered in any arbitration, and the Parties agree to accept the jurisdiction of any court having jurisdiction over the Parties for the purposes of enforcing awards entered pursuant to this Article and for enforcing the agreements reflected in this Article.


                                 ARTICLE XVII

                                 MISCELLANEOUS
                                 -------------

          SECTION 17.01.  Assignment.
                          ----------

          (a) Either Party may assign any of its rights or obligations under this Agreement in any country to any Affiliates and may delegate its obligations under this Agreement in any country to any of its Affiliates; provided, however,
                                                              --------  -------
that such assignment or delegation shall not relieve the assigning Party of its responsibilities for performance of its obligations under this Agreement.

          (b) Except as provided in Section 11.08 hereof, neither Party may assign its rights or obligations under this Agreement to a non-Affiliate without the prior written consent of the other Party, except under the provisions of
Section 6.07 or subject to Section 14.07, in connection with a merger or similar reorganization or the sale of all or substantially all of its assets. This Agreement shall survive any such merger or reorganization of either Party with or into, or such sale of assets to, another party and no consent for such merger, reorganization or sale shall be needed, and no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder; provided, that in the event of such merger, reorganization or sale, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder.

          (c) This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.

          SECTION 17.02.  Retained Rights.  Nothing in this Agreement shall
                          ---------------
limit in any respect the right of either Party to conduct research and development and to market products using such Party's technology other than as herein expressly provided.

          SECTION 17.03.  Research and Development Entities.  Either Party may
                          ---------------------------------
assign its rights and obligations under this Agreement to an entity or entities (e.g., partnership or corporation) that are specifically formed for financial purposes and that finance research and development performed by such Party; provided, however, that such assignment shall not relieve the assigning Party of
--------  -------
responsibility for performance of its obligations under this Agreement.

          SECTION 17.04.  Consents Not Unreasonably Withheld or Delayed.
                          ---------------------------------------------
Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld or delayed, even when not so expressly stated, and whenever in this Agreement provision is made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised, even when not so expressly stated.

          SECTION 17.05.  Force Majeure.  Neither Party shall lose any rights
                          -------------
hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other cause beyond the control of the defaulting Party, provided
                                                                    --------
that the Party claiming force majeure has extended all reasonable efforts to avoid or remedy such force majeure and has given the other Party prompt notice describing such event, the effect thereof and the actions being taken to avoid or remedy such force majeure; provided, however, that in no event shall a Party
                              --------  -------
be required to settle any labor dispute or disturbance.

          SECTION 17.06.  Further Actions.  Each Party agrees to execute,
                          ---------------
acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

          SECTION 17.07.  No Trademark Rights.  Except as otherwise provided
                          -------------------
herein, no right, express or implied, is granted by the Agreement to use in any manner the name "Cell Therapeutics, Inc.," "CTI," "ORTHO Biotech Inc.," "R. W. Johnson Pharmaceutical Research Institute", "PRI," or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of the Agreement.

          SECTION 17.08.  Notices.  All notices hereunder shall be in writing
                          -------
and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided that notices of a change of address
                                   --------
shall be effective only upon receipt thereof).

          (a)  If to CTI:

               Cell Therapeutics, Inc.
               201 Elliott Avenue West, Suite 400
               Seattle, Washington  98119
               Attention:  James A. Bianco, M.D.
                           President and Chief Executive Officer
               Telephone:  (206) 282-7100
               Telecopy:   (206) 284-6114

               With a copy to:
               Shearman & Sterling
               555 California Street, Suite 2000
               San Francisco, California  94104
               Attention:  Michael J. Kennedy, Esq.
               Telephone:  (415) 615-1100
               Telecopy:   (415) 616-1199

          (b)  If to ORTHO:

               Ortho Biotech Inc.
               Attention:  President
               700 U.S. Route 202 South
               Raritan, New Jersey 08869
               Telephone:  (908) 704-5232
               Telecopy:   (908) 526-4365

               With copies to:
               R. W. Johnson Pharmaceutical Research Institute
               Attention:  Chairman
               U.S. Route 202 South
               Raritan, NJ  08869

               Telephone:  (908) 704-4210
               Telecopy:   (908) 707-1895

               and

               Office of General Counsel
               Johnson & Johnson
               One Johnson & Johnson Plaza
               New Brunswick, NJ  08933
               Telephone:  (908) 524-2485
               Telecopy:   (908) 524-2788

          SECTION 17.09.  Waiver.  Except as specifically provided for herein,
                          ------
the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or any other of such Party's rights or remedies provided in this Agreement.

          SECTION 17.10.  Severability.  If any term, covenant or condition of
                          ------------
this Agreement or the application thereof to any Party or circumstances shall, to any extent or in any country, be held to be invalid or unenforceable, then
(i) the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

          SECTION 17.11.  Ambiguities.  Ambiguities, if any, in this Agreement
                          -----------
shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

          SECTION 17.12.  Governing Law.  This Agreement shall be governed by
                          -------------
and interpreted under the laws of the State of New York as applied to contracts entered into and performed entirely in New York by New York residents.

          SECTION 17.13.  Headings.  The sections and paragraph headings
                          --------
contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections or paragraphs.

          SECTION 17.14.  Counterparts.  This Agreement may be executed in one
                          ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 17.15.  Entire Agreement; Amendments.  This Agreement,
                          ----------------  ----------
including all Exhibits attached hereto and thereto, and all documents delivered concurrently herewith and therewith, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersede and terminate all prior agreements and understandings between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. This Agreement, including without limitation the exhibits, schedules and attachments thereto, are intended to define the full extent of the legally enforceable undertakings of the Parties hereto, and no promise or representation, written or oral, which is not set forth explicitly is intended by either party to be legally binding. Both Parties acknowledge that in deciding to enter into the Agreement and to consummate the transaction contemplated thereby neither has relied upon any statement or representations, written or oral, other than those explicitly set forth therein.

          SECTION 17.16.  Independent Contractors.  The status of the Parties
                          -----------------------
under this Agreement shall be that of independent contractors. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.

          IN WITNESS WHEREOF, CTI and ORTHO have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                    CELL THERAPEUTICS, INC.



                                    By:_______________________________________
                                       Name:   James A. Bianco, M.D.
                                       Title:  President and Chief Executive
                                               Officer

                                    ORTHO BIOTECH INC.

                                    By:_______________________________________
                                       Name:
                                       Title:



                                    R. W. JOHNSON PHARMACEUTICAL
                                    RESEARCH INSTITUTE, a division of
                                    ORTHO PHARMACEUTICAL
                                    CORPORATION

                                    By:  ORTHO PHARMACEUTICAL
                                         --------------------
                                         CORPORATION
                                         -----------



                                         By:__________________________________
                                            Name:
                                            Title:

                                   EXHIBIT A

                   DETERMINATION OF CERTAIN ACCOUNTING TERMS
                   -----------------------------------------


          As a supplement to the definitions provided in Article I of the Collaboration Agreement (this "Agreement"), dated as of November 7, 1996, between Cell Therapeutics, Inc. and Ortho Biotech Inc. and The R. W. Johnson Pharmaceutical Research Institute (collectively "ORTHO"), the following accounting terms shall be further specified as follows:

     1.   Cost of Goods Sold
          ------------------

          Cost of Goods Sold shall be equal to the sum of Material Costs, Direct Labor costs and Indirect Costs.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

     A.   "Material Costs" shall mean *****.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

     B.   "Direct Labor Costs" shall mean *****.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

     C. "Indirect Costs" shall mean other costs associated with the operating unit(s) manufacturing a Collaboration Product; provided, however, that such
                                               --------  -------
Indirect Costs shall exclude *****.

     2.   Marketing Expenses
          ------------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          Marketing Expenses shall be equal to the sum of *****

     3.   Distribution Expenses
          ---------------------

          Distribution Expenses shall be equal to the sum of Stock and Shipping Expenses and Transportation Expenses, each as specified below.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

     A.   "Stock and Shipping" shall include *****.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

     B.   "Transportation Expenses" shall include *****.

     4.   Post-Launch Product R&D Expenses
          --------------------------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          Post-Launch Product R&D Expenses shall include *****.

     5.   Direct Administrative Expenses.
          ------------------------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          Direct Administration Expenses shall be equal to *****


     6.   Uncollectible Accounts
          ----------------------

          Uncollectible Accounts shall be determined in accordance with generally accepted accounting procedures consistently applied.

                                   EXHIBIT B

                          FINANCIAL STATEMENT FORMAT
                          --------------------------

                                       Product   Product   Total   % Net Sales
                                       -------   -------   -----   -----------
Gross Sales
Less:
  Discounts
  Credits & Allowances
  Taxes & Duties
  Rebates
Net Sales

Net Sublicense Revenues

Cost of Goods Sold

Pre-Marketing Expenses

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

Marketing Expenses:
       *****
Total Marketing Expenses

Distribution Expenses:
  Stock & Shipping
  Transportation
Total Distribution Expenses

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

Post-Launch Product R&D Expenses:
       *****
Total Post-Launch Product R&D Expenses

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

Direct Administrative Expenses
       *****
Total Direct Administrative Expenses

Patent and Trademark Expenses

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

Cost of Capital Allowance
 *****
Total Cost of Capital Allowance

Provision for Uncollectible Accounts

Operating Profits (Losses)

Equalization Receipt (Payment)

Balance After Equalization

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

                                   EXHIBIT C

                           LISOFYLLINE PRODUCT GENUS
                           -------------------------

                                     *****

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

                                  EXHIBIT D-1

                                  CTI PATENTS
                                  -----------

                                     *****

                                  EXHIBIT D-2

                                 ORTHO PATENTS
                                 -------------


                                     [NONE]

                                   EXHIBIT E

                            FORM OF ROYALTY REPORT
                            ----------------------


(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

Product

Royalty Rate

Country

Currency

US$ Exchange Rate

                                               Product   Product   Total
                                               -------   -------   -----
Gross Sales
*****
Royalty Bearing Sales
  Local currency
  US$ equivalent

US$ Royalty Payable